UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PTC Therapeutics
(Name of Registrant as Specified In Its Charter)

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PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield, New Jersey 07080

April 28, 2014

Dear Stockholder:

        You are cordially invited to attend the 2014 Annual Meeting of Stockholders of PTC Therapeutics, Inc. on Tuesday, June 10, 2014 at 10:00 a.m., Eastern time. The Annual Meeting will be held at the Embassy Suites, located at 121 Centennial Ave in Piscataway Township, New Jersey.

        The attached Notice of the Annual Meeting and proxy statement provide important information about the Annual Meeting and will serve as your guide to the business to be conducted at the meeting. Your vote is very important to us. We urge you to read the accompanying materials regarding the matters to be voted on at the Annual Meeting and to submit your voting instructions by proxy. Our Board of Directors recommends that you vote "for" each of the proposals listed on the attached Notice.

        You may submit your proxy by Internet, by telephone or by requesting a printed copy of the proxy materials and using the enclosed proxy card. If you submit your proxy before the meeting but later decide to attend the Annual Meeting in person, you may still vote in person at the Annual Meeting.

        On behalf of our Board of Directors, management and all of our employees, I thank you for your continuing support and confidence.

Sincerely,

Stuart W. Peltz, Ph.D. Chief Executive Officer

PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield, New Jersey 07080

Notice of Annual Meeting of Stockholders
To Be Held on June 10, 2014

        This proxy statement contains information about the 2014 Annual Meeting of Stockholders of PTC Therapeutics, Inc., which we refer to as the Annual Meeting. The Annual Meeting will be held on Tuesday, June 10, 2014 at 10:00 a.m., Eastern time, at the Embassy Suites, located at 121 Centennial Avenue in Piscataway Township, New Jersey. At the Annual Meeting, stockholders will consider and act upon the following matters:

  1.
  To elect the three Class I director nominees nominated by our Board of Directors and named in the proxy statement, each to serve for a term ending in 2017, or until his successor has been duly elected and qualified;

  2.
  To ratify the appointment of Ernst & Young LLP, a registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 28, 2014, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice, to stockholders of record at the close of business on April 15, 2014, the record date for the Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials.

        If you are a stockholder of record, we encourage you to vote in one of the following ways:

  •
  Vote over the Internet, by going to http://www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

  •
  Vote by Telephone, by calling the toll-free number (800) 690-6903 (have your Notice or proxy card in hand when you call); or

  •
  Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided.

        If your shares are held in "street name," meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

        Whether or not you plan to attend the Annual Meeting in person, we urge you to take the time to vote your shares.

By Order of the Board of Directors,

Mark E. Boulding Secretary
April 28, 2014

PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield, New Jersey 07080

Proxy Statement for the Annual Meeting of Stockholders
To Be Held on June 10, 2014

        These proxy materials are being furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2014 Annual Meeting to be held on Tuesday, June 10, 2014 at 10:00 a.m., Eastern time, at the Embassy Suites, located at 121 Centennial Ave in Piscataway Township, New Jersey, and at any adjournment or postponement thereof.

        All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted "for" each of the director nominees and "for" the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time before it is exercised at the meeting by giving our Secretary written notice to that effect.

        The Notice of Annual Meeting and proxy statement are first being mailed and/or made available to stockholders on or about April 28, 2014 in conjunction with the delivery of our 2013 Annual Report to Stockholders.

        In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of "PTC," "the company," "our," "we" or "us" refers to PTC Therapeutics, Inc. and its subsidiaries. Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

        Whether or not you expect to attend the Annual Meeting in person, please vote as promptly as possible to ensure that your representation and the presence of a quorum at the Annual Meeting. You may vote your shares on the Internet by visiting www.proxyvote.com or by telephone by calling 1-800-690-6903 and following the recorded instructions, by requesting a printed copy of the proxy materials and using the enclosed proxy card or by voting in person at the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in this proxy statement.

Important Notice Regarding Availability of Proxy Materials
for the 2014 Annual Meeting of Stockholders on June10, 2014

        This proxy statement and the 2013 Annual Report to Stockholders are available for viewing, printing and downloading at: http://ir.ptcbio.com/annualmeetingmaterials

EXPLANATORY NOTE

        We are an "emerging growth company" under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a "smaller reporting company," as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an emerging growth company until December 31, 2018, provided that, if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have annual gross revenues of $1 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of the applicable year.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our Board of Directors, or Board, of proxies to be voted at our Annual Meeting to be held at the Embassy Suites, located at 121 Centennial Ave in Piscataway Township, New Jersey on Tuesday, June 10, 2014 at 10:00 a.m., Eastern time. At the Annual Meeting, our stockholders will consider and vote on the matters described in this proxy statement. As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the matters described herein.

The Notice of Annual Meeting, proxy statement, and voting instructions, together with our 2013 Annual Report, will be made available to each stockholder entitled to vote starting on or about April 28, 2014. These materials are available for viewing, printing and downloading on the Internet at www.proxyvote.com.
Q.	Who can vote at the Annual Meeting?	A.
Our Board has fixed April 15, 2014 as the record date for the Annual Meeting. If you were a stockholder of record on the record date, you are entitled to vote (in person or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement or adjournment thereof.

On the record date, we had 30,076,773 shares of our common stock outstanding. Each share of common stock entitles its holder to one vote per share. Holders of common stock do not have cumulative voting rights.

Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:
(1)
Over the Internet: Go to www.proxyvote.com. Use the vote control number printed on your Notice (or your proxy card or voting instruction card) to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern time, on June 9, 2014, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you choose to vote over the Internet, you do not have to return a proxy card (or voting instruction card).
(2)
By Telephone: Call 1-800-690-6903, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You will need to have the Notice (or your proxy card or voting instruction card) in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern time, on June 9, 2014, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you choose to vote by telephone, you do not have to return the proxy card (or voting instruction card).
(3)
By Mail: If you received a printed copy of the proxy materials, complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. Broadridge must receive the proxy card by June 9, 2014, the day before the Annual Meeting, for your proxy to be valid and your vote to count. If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.
			(4)	In Person at the Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in "street name," meaning they are held for your account by a broker, bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, and you may vote:
			(1)	Over the Internet or by Telephone: You will receive instructions from your broker or other nominee if they permit Internet or telephone voting. You should follow those instructions.

			(2)	By Mail: You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.
(3)
In Person at the Meeting: Contact your broker or other nominee who holds your shares to obtain a broker's proxy and bring it with you to the Annual Meeting. A broker's proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your broker or other nominee issued in your name giving you the right to vote your shares.
If you hold your shares of our common stock in multiple accounts, you should vote your shares as described above for each set of proxy materials you receive.
Q.	Can I change or revoke my vote?	A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Annual Meeting. To do so, you must do one of the following:
(1)
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern time, on June 9, 2014.
			(2)	Sign a new proxy and submit it as instructed above. Only your latest dated proxy, received by Broadridge not later than June 9, 2014, will be counted.
(3)
Attend the Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the Annual Meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a broker's proxy as described in the answer above.
Q.	Will my shares be voted if I do not return my proxy?	A.	If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting.

If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your proxy. Brokers can vote their customers' unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your broker to vote your shares, your broker may, on discretionary matters, either vote your shares or leave your shares unvoted.

The election of directors (Proposal 1) is a non-discretionary matter. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a discretionary matter.

We encourage you to provide voting instructions to your broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions.
Q.	How many shares must be present to hold the Annual Meeting?	A.
The holders of a majority in voting power of the common stock issued, outstanding and entitled to vote at the meeting must be present to hold the Annual Meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as "present" any shares that are voted over the Internet, by telephone, by completing and submitting a proxy or that are represented in person at the meeting. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum at the meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.
Q.	What vote is required to approve each proposal and how are votes counted?	A.
Proposal 1—Election of Three Class I Directors

The three director nominees receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is a non-discretionary matter. If your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any director nominee and will be treated as "broker non-votes." Broker non-votes will have no effect on the voting on Proposal 1. With respect to Proposal 1, you may:
• vote FOR all director nominees;
• vote FOR one or more director nominee(s) and WITHHOLD your vote from the other director nominee(s); or
• WITHHOLD your vote from all director nominees.
Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is a discretionary matter. If your shares are held in street name and you do not vote your shares, your broker or other director nominee may vote your unvoted shares on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Voting to ABSTAIN will have no effect on the voting on Proposal 2.
Q.	Are there other matters to be voted on at the Annual Meeting?	A.
We do not know of any matters that may come before the Annual Meeting other than the election of the three Class I director nominees named in this proxy statement and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.
Q.	Who may attend the Annual Meeting?	A.
All stockholders of record on our books at the close of business on April 15, 2014, the record date for the Annual Meeting, may attend the meeting. To gain admission, record holders will need a valid picture identification or other proof that you are a stockholder of record of our shares as of the record date. If your shares are held in a bank or brokerage account, a recent bank or brokerage statement showing that you owned shares on the record date will be required for admission. To obtain directions to attend the Annual Meeting and vote in person, please contact Investor Relations by sending an email to: irpr@ptcbio.com.
Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of the Annual Meeting.
Q.	What are the costs of soliciting these proxies?	A.
We will bear the cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may solicit proxies without additional compensation. We do not currently plan to hire a proxy solicitor to help us solicit proxies from brokers and other nominees, although we reserve the right to do so. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

CORPORATE GOVERNANCE

        Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted to further this goal. Complete copies of the committee charters and code of business conduct and ethics described below are available on the Corporate Governance page of the Investor Relations section of our website, www.ptcbio.com. Alternatively, you can request a copy of any of these documents by writing to our Director, Corporate Communications, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080.

Code of Business Conduct and Ethics

        We have adopted a written Code of Business Conduct and Ethics, which is a code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on the Corporate Governance page of the Investor Relations section of our website, www.ptcbio.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ's listing standards concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Corporate Governance Guidelines

        Our Board has adopted Corporate Governance Guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These principles, which provide a framework for the conduct of our Board's business, provide that:

  •
  the principal responsibility of the directors is to oversee our management and to hold our management accountable for the pursuit of our corporate objectives;

  •
  a majority of the members of our Board shall be independent directors;

  •
  the independent directors meet regularly in executive session;

  •
  directors have full and free access to management and, as necessary and appropriate, independent advisors;

  •
  new directors participate in an orientation program and all directors are encouraged to attend director education programs; and

  •
  at least annually, our Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Director Independence

        Rule 5605 of the NASDAQ Stock Market Rules requires a majority of a listed company's board of directors to be comprised of independent directors within one year of listing. Under applicable NASDAQ rules, a director will only qualify as an "independent director" if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Our Board has determined that all of our directors and director nominees, other than Dr. Peltz, our Chief Executive Officer, are independent as defined under applicable NASDAQ rules. In making such determination, our Board considered the relationships that each such person has with our company and all other facts and circumstances that our Board deemed relevant in determining independence, including beneficial ownership of our common stock by our non-employee directors. In considering the independence of our directors, our Board considered the association of certain of our directors with the holders of more than 5% of our common stock as well as the effect of each of the transactions described under the heading "Related Person Transactions" below.

Director Nominations

  Process

        Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

        The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Nominating and Corporate Governance Committee and our Board.

  Criteria and Diversity

        In considering whether to recommend any particular candidate for inclusion in our Board's slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria specified in our Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest with us, and ability to act in the interests of stockholders. Our Nominating and Corporate Governance Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for any prospective director nominee.

        Our Board does not have a formal policy with respect to diversity, but our Corporate Governance Guidelines provide that an objective of Board composition is to bring to our company a variety of perspectives and skills derived from high quality business and professional experience. Our Board recognizes its responsibility to ensure that director nominees possess appropriate qualifications and reflect a reasonable diversity of personal and professional experience, skills, backgrounds and perspectives, including those backgrounds and perspectives with respect to age, gender, culture, race and national origin. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and to fulfill its responsibilities to our stockholders.

        The director biographies presented under "Proposal 1—Election of Directors" indicate each director nominee's experience, qualifications, attributes and skills that led our Board to conclude that he should be nominated to serve as a member of our Board. Our Board believes that each of the director nominees has had substantial achievement in his professional and personal pursuits, and possesses the background, talents and experience that our Board desires and that will contribute to the best interests of our company and to long-term stockholder value.

  Stockholder Nominations

        Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials as of the date such recommendation is made, to our Nominating and Corporate Governance Committee, c/o Secretary, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

        Stockholders also have the right under our amended and restated bylaws, or bylaws, to directly nominate director candidates, without any action or recommendation on the part of our Nominating and Corporate Governance Committee or our Board, by following the procedures set forth under "Stockholder Proposals for 2015 Annual Meeting." If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy statement and proxy card for the next annual meeting. Otherwise, candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy statement and proxy card for the next annual meeting.

Board Meetings and Attendance

        Our Board met 16 times during the fiscal year ended December 31, 2013, or fiscal 2013, either in person or by teleconference. During fiscal 2013, each of our directors attended at least 75% of the Board meetings and the meetings of the committees on which he then served.

Director Attendance at Annual Meeting of Stockholders

        Our Corporate Governance Guidelines provide that our directors are expected to attend the Annual Meeting. We did not hold an annual meeting of stockholders in 2013.

Board Leadership Structure

        The positions of Chair of the Board and Chief Executive Officer are separated. Mr. Schmertzler serves as our Chair of the Board and Dr. Peltz serves as our Chief Executive Officer. This leadership structure allows our Chief Executive Officer to focus on our day-to-day business and allows our Chair of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that our Chief Executive Officer must devote to his position, as well as the commitment required by Mr. Schmertzler to serve as our Chair of the Board, particularly as our Board's oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.

        Our bylaws do not require the position of Chair of our Board and Chief Executive Officer to be separate. Our Board believes that its leadership structure demonstrates our commitment to good corporate governance, and is appropriate because it strikes an effective balance between strategy development, independent leadership and management oversight. Our Board believes its leadership structure positively affects its administration of its risk oversight function.

Board Committees

        Our Board has established three standing committees: our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board. Each committee's charter is posted on the Corporate Governance page of the Investor Relations section of our website, www.ptcbio.com.

        Our Board has determined that all of the members of each of its three committees are independent as defined under applicable NASDAQ rules, including, in the case of all members of our Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and, in the case of all members of our

Compensation Committee, the independence requirements contemplated by Rule 10C-1 under the Exchange Act.

  Audit Committee

        The members of our Audit Committee are Messrs. Bolte, Kranda and Southwell. Mr. Kranda chairs our Audit Committee. Our Audit Committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

  •
  overseeing our internal audit function;

  •
  overseeing our risk assessment and risk management policies;

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  establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

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  meeting independently with our internal auditing staff, our independent registered public accounting firm and management;

  •
  reviewing and approving or ratifying any related person transactions; and

  •
  preparing the audit committee report required by Securities and Exchange Commission, or SEC, rules.

        Our Board has determined that Mr. Southwell is an "audit committee financial expert" as defined in applicable SEC rules.

  Compensation Committee

        The members of our Compensation Committee are Messrs. Aldrich, Schmertzler and Southwell. Mr. Southwell chairs our Compensation Committee. Our Compensation Committee's responsibilities include:

  •
  reviewing and approving, or making recommendations to our Board with respect to, the compensation of our Chief Executive Officer and our other executive officers;

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  overseeing an evaluation of our senior executives;

  •
  overseeing and administering our cash and equity incentive plans; and

  •
  reviewing and making recommendations to our Board with respect to director compensation.

Compensation Processes and Procedures

        Our Compensation Committee makes all compensation decisions regarding our executive officers and our Chief Executive Officer, including salary, annual cash incentive compensation and long-term equity compensation (or, when the Committee deems it appropriate, makes recommendations concerning such matters to our Board). If the Compensation Committee deems it appropriate, it may delegate any of its responsibilities to one or more Compensation Committee members or subcommittees.

        Our Compensation Committee relies on management for legal, tax, compliance, finance and human resource recommendations, data and analysis for the design and administration of the compensation, benefits and perquisite programs for our executive officers. As a result, our Chief Executive Officer, Chief Financial Officer, Senior Vice President, Human Resources, and Executive Vice President, Chief Legal Officer and Corporate Secretary generally attend Compensation Committee meetings upon the invitation of the Committee.

        On an annual basis our Chief Executive Officer meets with those executive officers who report directly to him to discuss the company's accomplishments as well as the individual executive officer's performance and contributions over the year. Based on these discussions and input from others within our company, our Chief Executive Officer, with respect to each executive officer other than himself, prepares an evaluation of the executive as to the level of contribution made to the management and success of our company. In addition, our Chief Executive Officer, with the participation of other members of senior management, prepares information concerning the company's achievements and our performance against corporate goals during the fiscal year.

        The Compensation Committee is presented with this information and the Chief Executive Officer's recommendations with respect to each executive officer, other than himself, as to the appropriateness of salary levels, the amount of annual cash incentive compensation earned, if any, and the long-term equity awards, if any, to be granted. The Chief Executive Officer's recommendations, information concerning the company's performance over the applicable fiscal period, and advice from its independent compensation consultant are all taken into account by the Compensation Committee when it makes a final determination on executive compensation.

        Our Chief Executive Officer's performance and salary, annual cash incentive compensation and long-term equity compensation are discussed by the Compensation Committee in executive session, with advice and participation from the Compensation Committee's independent compensation consultant as requested by the Compensation Committee. Our Chief Executive Officer does not participate in decisions regarding his own compensation.

        The Compensation Committee also establishes, with input from the Chief Executive Officer and other members of the executive team, the corporate goals applicable to our annual cash incentive awards. For 2013, these goals primarily related to financial, operational and strategic items, such as the successful completion of our initial public offering, the achievement of project milestones for certain clinical pipeline products, and the development of new organizational capabilities as a public company.

Role of Compensation Consultants

        Our Compensation Committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. In 2013, our Compensation Committee engaged Radford, an AON Hewitt Company, as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The Committee also engaged Radford for recommendations and review of non-employee director compensation in 2013.

        Although our Compensation Committee considers the advice and recommendations of Radford as to our executive compensation program, our Compensation Committee ultimately makes their own decisions about these matters. In the future, we expect that our Compensation Committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

        In 2013, the Compensation Committee reviewed information regarding the independence and potential conflicts of interest of Radford, taking into account, among other things, the factors set forth in the NASDAQ listing standards. Based on such review, the Committee concluded that the engagement of Radford did not raise any conflict of interest. Outside of services provided for the Compensation Committee, the compensation consultant provided nominal additional services to the company in 2013 related to benchmarking data with respect to certain non-executive positions in an effort to ensure that our compensation is competitive so that we can attract, reward, motivate and retain all employees. The total amount paid to Radford in connection with these additional engagements was less than $120,000 in 2013.

  Nominating and Corporate Governance Committee

        The members of our Nominating and Corporate Governance Committee are Drs. Jacobson and Koppel and Mr. Schmertzler. Mr. Schmertzler chairs our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee's responsibilities include:

  •
  identifying individuals qualified to become members of our Board;

  •
  recommending to our Board the persons to be nominated for election as directors and to each of our Board's committees;

  •
  reviewing and making recommendations to our Board with respect to our board leadership structure;

  •
  reviewing and making recommendations to our Board with respect to management succession planning;

  •
  developing and recommending to our Board corporate governance principles; and

  •
  overseeing a periodic evaluation of our Board.

Risk Oversight

        Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Our Board is actively involved in oversight of risks that could affect us.

  Role of Our Board in Management of Risk

        Our Board administers its risk oversight function directly and through its Audit Committee and receives regular reports from members of senior management, including our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer, on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks and has direct access to our Senior Vice President of Quality and Vice President of Regulatory Affairs. As part of its charter, our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on our company and the steps we take to manage them. Our Board believes that full and open communication between our management and our Board is essential for effective risk management and oversight.

        In addition, our Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management and risks arising from our compensation policies and programs. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers and corporate governance.

Communicating with our Independent Directors

        Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Chair of the Board and the Chair of our Nominating and Corporate Governance Committee, with the assistance of our Chief Legal Officer and Secretary and Director, Corporate Communications, are primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as they consider appropriate.

        Communications are forwarded to all directors if they relate to important substantive matters. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters that are duplicative communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded or redirected, as appropriate, such as business solicitations, job inquiries or advertisements, mass mailings, new product suggestions, or communications that have no rational relevance to our business or operations. In addition, material that is unduly hostile, threatening or similarly unsuitable will be excluded; however, any communication will be made available to any director upon his request.

        Stockholders who wish to send communications on any topic to our Board should address such communications to the Board of Directors c/o PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080, Attn: Secretary.

Compensation Committee Interlocks and Insider Participation

        Messrs. Aldrich, Bolte, Schmertzler and Southwell served as the members of our Compensation Committee in 2013. Mr. Bolte previously chaired our Compensation Committee and transitioned off the Compensation Committee in May 2013.

        None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee. None of the members of our Compensation Committee is, or has ever been, an officer or employee of our company.

Related Person Transactions

        Since January 1, 2013, we have engaged in the following transactions with our directors, executive officers and holders of more than 5% of our voting securities, and affiliates of our directors, executive officers and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable to us as could have been obtained from unrelated third parties.

  Participation in our February 2014 Public Offering

        In our public offering that we completed in February 2014, certain existing stockholders of ours agreed to purchase an aggregate of 660,551 shares of our common stock and were named in the prospectus for that offering. Each of those purchases was made through the underwriters at the public offering price of $24.50 per share. The following table sets forth the aggregate number of shares of our common stock that these stockholders purchased in this public offering in which the amount involved in the transaction exceeded $120,000:

Name	Shares of common stock (#)
Brookside Capital Partners Fund, L.P.(1)	444,490
Section Six Partners, L.P.(2)	23,000
Celgene European Investment Company LLC(3)	193,061

(1)
Dr. Koppel, a member of our Board, is a Managing Director of Brookside Capital, LLC, the investment advisor to Brookside Capital Partners Fund, L.P. Dr. Koppel disclaims beneficial ownership of the shares held by Brookside Capital Partners Fund, L.P. except to the extent of any pecuniary interest therein.

(2)
Mr. Schmertzler, a member of our Board, is a general and limited partner of, and trustee of certain family trusts holding interests in, Section Six Partners, L.P. Mr. Schmertzler disclaims beneficial ownership of the shares held by Section Six Partners, L.P. except to the extent of any pecuniary interest therein.

(3)
Dr. Zeldis, a member of our Board, is an employee of Celgene Corporation. Celgene European Investment Company LLC is a wholly owned subsidiary of Celgene Corporation. Dr. Zeldis disclaims beneficial ownership of the shares held by Celgene European Investment Company LLC and Celgene Corporation except to the extent of any pecuniary interest therein.

  Participation in our June 2013 Initial Public Offering

        In our initial public offering that we completed in June 2013, certain of our directors, executive officers, 5% stockholders, and their affiliates purchased an aggregate of 3,856,528 shares of our common stock. Each of those purchases was made through the underwriters at the initial public offering price of $15.00 per share. The following table sets forth the aggregate number of shares of our common stock that these directors, executive officers, 5% stockholders, and their affiliates purchased in our initial public offering in which the amount involved in the transaction exceeded $120,000:

Name(1)	Shares of common stock (#)
Directors and executive officers
Axel Bolte(2)	20,000
Mark Rothera	25,000
5% stockholders
Longwood Fund LP(3)	466,667
HBM Healthcare Investments (Cayman) Ltd.(2)	666,667
Brookside Capital Partners Fund, L.P.(4)	1,250,000
Vulcan Ventures Incorporated and affiliates(5)	333,333
Section Six Partners, L.P.(6)	533,333

(1)
See "Principal Stockholders" for more information about shares held by these directors, executive officers, stockholders, and their affiliates.

(2)
Mr. Bolte, a member of our Board, is an advisor to HBM Partners (Cayman) Ltd. HBM Partners (Cayman) Ltd. provides investment management services to HBM Healthcare Investments

  (Cayman) Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd., and disclaims beneficial ownership of such shares.

(3)
The managing members of Longwood Fund LP share voting and investment power with respect to the shares held by such entity. The managing members are Richard Aldrich, a member of our Board, Michelle Dipp and Christoph Westphal, each of whom disclaims beneficial ownership of the shares held by Longwood Fund LP except to the extent of any pecuniary interest therein.

(4)
Dr. Koppel, a member of our Board, is a Managing Director of Brookside Capital, LLC, the investment advisor to Brookside Capital Partners Fund, L.P. Dr. Koppel disclaims beneficial ownership of the shares held by Brookside Capital Partners Fund, L.P. except to the extent of any pecuniary interest therein.

(5)
Consists of shares held by VCVC III LLC. Mr. Kranda, a member of our Board, is a consultant to Vulcan Capital Venture Capital I LLC. VCVC III LLC and Vulcan Capital Venture Capital I LLC are each controlled by entities owned by Paul Allen. Mr. Kranda does not have voting or investment power over the shares held by Vulcan Ventures Incorporated and its affiliates, and disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(6)
Mr. Schmertzler, a member of our Board, is a general and limited partner of, and trustee of certain family trusts holding interests in, Section Six Partners, L.P. Mr. Schmertzler disclaims beneficial ownership of the shares held by Section Six Partners, L.P. except to the extent of any pecuniary interest therein.

  Series Four Senior Preferred Stock Financing and Reclassification of Outstanding Preferred Stock

        In March 2013, we issued and sold an aggregate of 4,497,035 shares of our series four senior preferred stock, at a price per share of $12.00, for an aggregate purchase price of $53,964,420. In addition, we issued an aggregate of 502,919 shares of our series four senior preferred stock upon conversion of the convertible promissory notes described below that we originally issued in January and February 2013. The following table sets forth the number of shares of our series four senior preferred stock purchased by our directors, executive officers and 5% stockholders and their affiliates and the number of shares of our series four senior preferred stock that we issued to our directors, executive officers and 5% stockholders and their affiliates upon conversion of the convertible promissory notes described below.

Name	Shares of series four senior preferred stock purchased	Shares of series four senior preferred stock issued upon conversion of convertible promissory notes
Credit Suisse First Boston Equity Partners, L.P. and affiliates(1)	165,464	111,389
HBM Healthcare Investments (Cayman) Ltd.(2)	187,220	92,958
Vulcan Ventures Incorporated and affiliates(3)	114,608	68,725
Brookside Capital Partners Fund, L.P.(4)	1,083,333	—
Celgene European Investment Company LLC and affiliate(5)	76,915	51,778
Delphi Ventures and affiliates(6)	—	50,058
Section Six Partners, L.P.(7)	103,819	51,547

(1)
Consists of (i) 129,220 shares purchased and 86,989 shares issued upon conversion of convertible promissory notes held by Credit Suisse First Boston Equity Partners, L.P.; (ii) 36,120 shares purchased and 24,316 shares issued upon conversion of convertible promissory notes held by Credit Suisse First Boston Equity Partners (Bermuda), L.P.; and (iii) 124 shares purchased and 84 shares issued upon conversion of convertible promissory notes held by Credit Suisse First Boston U.S.

  Executive Advisors, L.P. Mr. Schmertzler, a member of our Board, is a Managing Director of Aries Advisors, LLC, the sub-advisor to Credit Suisse First Boston Equity Partners, L.P. and affiliates. Mr. Schmertzler disclaims beneficial ownership of the shares held by entities affiliated with Credit Suisse First Boston Equity Partners, L.P. and affiliates except to the extent of any pecuniary interest therein.

(2)
The board of directors of HBM Healthcare Investments (Cayman) Ltd. has sole voting and investment power with respect to the shares by held by such entity. The board of directors of HBM Healthcare Investments (Cayman) Ltd. is comprised of Jean-Marc Lesieur, Richard Coles, Sophia Harris, Dr. Andreas Wicki and John Urquhart, none of whom has individual voting or investment power with respect to such shares, and each disclaims beneficial ownership of such shares. Mr. Bolte, a member of our Board, is an advisor to HBM Partners (Cayman) Ltd. HBM Partners (Cayman) Ltd. provides investment management services to HBM Healthcare Investments (Cayman) Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd., and disclaims beneficial ownership of such shares.

(3)
Consists of shares held by VCVC III LLC. Mr. Kranda, a member of our Board, is a consultant to Vulcan Capital Venture Capital I LLC. VCVC III LLC and Vulcan Capital Venture Capital I LLC are each controlled by entities owned by Paul Allen. Mr. Kranda does not have voting or investment power over the shares held by Vulcan Ventures Incorporated and its affiliates, and disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(4)
Dr. Koppel, a member of our Board, is a Managing Director of Brookside Capital, LLC, the investment advisor to Brookside Capital Partners Fund, L.P. Dr. Koppel disclaims beneficial ownership of the shares held by Brookside Capital Partners Fund, L.P. except to the extent of any pecuniary interest therein.

(5)
Consists of (i) 76,915 shares purchased by Celgene European Investment Company LLC and (ii) 51,778 shares issued upon conversion of convertible promissory notes held by Celgene Corporation. Dr. Zeldis, a member of our Board, is an employee of Celgene Corporation. Celgene European Investment Company LLC is a wholly owned subsidiary of Celgene Corporation. Dr. Zeldis disclaims beneficial ownership of the shares held by Celgene European Investment Company LLC and Celgene Corporation except to the extent of any pecuniary interest therein.

(6)
Consists of (i) 31,306 shares issued to Delphi Ventures V, L.P.; (ii) 339 shares issued to Delphi BioInvestments V, L.P.; (iii) 9,115 shares issued to Delphi Ventures VII, L.P.; (iv) 91 shares issued to Delphi BioInvestments VII, L.P.; (v) 9,118 shares issued to Delphi Ventures VIII, L.P.; and (vi) 89 shares issued to Delphi BioInvestments VIII, L.P.

(7)
Mr. Schmertzler, a member of our Board, is a general and limited partner of, and trustee of certain family trusts holding interests in, Section Six Partners, L.P. Mr. Schmertzler disclaims beneficial ownership of the shares held by Section Six Partners, L.P. except to the extent of any pecuniary interest therein.

        In connection with the series four senior preferred stock financing, we effected a one-for-120 reverse stock split of our common stock and a reclassification of our previously outstanding preferred stock into an aggregate of 6,700,487 shares of series five junior preferred stock. In addition, we issued an aggregate of 2,095,515 shares of our series five junior preferred stock upon the automatic exercise of the preferred stock warrants described below that we originally issued in January 2013. The following table sets forth the number of shares of our series five junior preferred stock that we issued to our directors, executive officers and 5% stockholders and their affiliates upon the reclassification of our previously outstanding preferred stock and the number of shares of our series five junior preferred stock that we issued to our directors, executive officers and 5% stockholders and their affiliates upon the automatic exercise of the preferred stock warrants described below.

Name	Shares of series five junior preferred stock issued upon reclassification of outstanding preferred stock	Shares of series five junior preferred stock issued upon automatic exercise of preferred stock warrants
Credit Suisse First Boston Equity Partners, L.P. and affiliates(1)	1,515,800	464,229
HBM Healthcare Investments (Cayman) Ltd.(2)	1,173,898	387,419
Vulcan Ventures Incorporated and affiliates(3)	898,664	286,401
Celgene European Investment Company LLC and affiliate(4)	726,725	215,794
Delphi Ventures and affiliates(5)	697,108	208,600
Section Six Partners, L.P.(6)	394,166	50,058

(1)
Consists of (i) 1,180,858 shares issued upon reclassification and 362,542 shares issued upon automatic exercise held by Credit Suisse First Boston Equity Partners, L.P.; (ii) 330,081 shares issued upon reclassification and 101,338 shares issued upon automatic exercise held by Credit Suisse First Boston Equity Partners (Bermuda), L.P.; (iii) 1,140 shares issued upon reclassification and 349 shares issued upon automatic exercise held by Credit Suisse First Boston U.S. Executive Advisors, L.P.; (iv) 234 shares issued upon automatic exercise held by Credit Suisse First Boston Finders & Screeners LP; and (v) 3,487 shares issued upon reclassification held by EMA Private Equity Fund 1999, LP. Mr. Schmertzler, a member of our Board, is a Managing Director of Aries Advisors, LLC, the sub-advisor to Credit Suisse First Boston Equity Partners, L.P. and affiliates. Mr. Schmertzler disclaims beneficial ownership of the shares held by entities affiliated with Credit Suisse First Boston Equity Partners, L.P. and affiliates except to the extent of any pecuniary interest therein.

(2)
The board of directors of HBM Healthcare Investments (Cayman) Ltd. has sole voting and investment power with respect to the shares by held by such entity. The board of directors of HBM Healthcare Investment (Cayman) Ltd. is comprised of Jean-Marc Lesieur, Richard Coles, Sophia Harris, Dr. Andreas Wicki and John Urquhart, none of whom has individual voting or investment power with respect to such shares, and each disclaims beneficial ownership of such shares. Mr. Bolte, a member of our Board, is an advisor to HBM Partners (Cayman) Ltd. HBM Partners (Cayman) Ltd. provides investment management services to HBM Healthcare Investments (Cayman) Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd., and disclaims beneficial ownership of such shares.

(3)
Consists of 101,562 shares issued upon reclassification held by Vulcan Ventures Incorporated; (ii) 797,102 shares issued upon reclassification held by Vulcan Capital Venture Capital I LLC; and (iii) 286,401 shares issued upon automatic exercise held by VCVC III LLC. Mr. Kranda, a member of our Board, is a consultant to Vulcan Capital Venture Capital I LLC. Vulcan Capital Venture Capital I LLC, VCVC III LLC, and Vulcan Ventures Incorporated are each controlled by entities owned by Paul Allen. Mr. Kranda does not have voting or investment power over the shares held by Vulcan Ventures Incorporated and its affiliates, and disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(4)
Consists of (i) 726,725 shares issued upon reclassification held by Celgene European Investment Company LLC and (ii) 215,794 shares issued upon automatic exercise held by Celgene Corporation. Dr. Zeldis, a member of our Board, is an employee of Celgene Corporation. Celgene European Investment Company LLC is a wholly owned subsidiary of Celgene Corporation.

  Dr. Zeldis disclaims beneficial ownership of the shares held by Celgene European Investment Company LLC and Celgene Corporation except to the extent of any pecuniary interest therein.

(5)
Consists of (i) 412,965 shares issued upon reclassification and 130,465 shares issued upon automatic exercise held by Delphi Ventures V, L.P.; (ii) 4,475 shares issued upon reclassification and 1,411 shares issued upon automatic exercise held by Delphi BioInvestments V, L.P.; (iii) 138,448 shares issued upon reclassification and 37,982 shares issued upon automatic exercise held by Delphi Ventures VII, L.P.; (iv) 1,384 shares issued upon reclassification and 378 shares issued upon automatic exercise held by Delphi BioInvestments VII, L.P.; (v) 138,483 shares issued upon reclassification and 37,994 shares issued upon automatic exercise held by Delphi Ventures VIII, L.P.; and (vi) 1,353 shares issued upon reclassification and 370 shares issued upon automatic exercise held by Delphi BioInvestments VIII, L.P.

(6)
Mr. Schmertzler, a member of our Board, is a general and limited partner of, and trustee of certain family trusts holding interests in, Section Six Partners, L.P. Mr. Schmertzler disclaims beneficial ownership of the shares held by Section Six Partners, L.P. except to the extent of any pecuniary interest therein.

  Bridge Financing

        In January and February 2013, we issued convertible promissory notes in an aggregate principal amount of $6,000,000. In connection with this bridge financing, we also issued to the holders of the promissory notes warrants to purchase an aggregate of 515,186 shares of our series one preferred stock, at an exercise price of $0.01 per share, and warrants to purchase an aggregate of 2,012,489 shares of our series two preferred stock, an exercise price of $0.01 per share. The following table sets forth the principal amount of the promissory notes and the number of series two warrants and series three warrants that we issued to our directors, executive officers and 5% stockholders and their affiliates.

Name	Aggregate principal amount of promissory notes	Warrants to purchase shares of series one preferred stock(1)	Warrants to purchase shares of series two preferred stock(1)
Credit Suisse First Boston Equity Partners, L.P. and affiliates(2)	$1,329,182	114,131	445,828
HBM Healthcare Investments (Cayman) Ltd.(3)	1,109,250	95,247	372,061
Vulcan Ventures Incorporated and affiliates(4)	820,021	70,412	275,048
Celgene Corporation(5)	617,860	53,053	207,240
Delphi Ventures and affiliates(6)	597,299	51,285	200,342
Section Six Partners, L.P.(7)	614,172	52,736	206,003

(1)
In connection with the recapitalization and reverse stock split described above, the warrants described in the table above were automatically adjusted to be exercisable into shares of our series five preferred stock at the applicable conversion ratio.

(2)
Consists of (i) $1,038,024 principal amount of notes, 89,131 series one warrants, and 348,170 series two warrants held by Credit Suisse First Boston Equity Partners, L.P.; (ii) $290,154 principal amount of notes, 24,914 series one warrants, and 97,322 series two warrants held by Credit Suisse First Boston Equity Partners (Bermuda), L.P.; and (iii) $1,004 principal amount of notes, 86 series one warrants, and 336 series two warrants held by Credit Suisse First Boston U.S. Executive Advisors, L.P. Mr. Schmertzler, a member of our Board, is a Managing Director of Aries Advisors, LLC, the sub-advisor to Credit Suisse First Boston Equity Partners, L.P. and affiliates. Mr. Schmertzler disclaims beneficial ownership of the shares held by entities affiliated with Credit Suisse First Boston Equity Partners, L.P. and affiliates except to the extent of any pecuniary interest therein.

(3)
The board of directors of HBM Healthcare Investments (Cayman) Ltd. has sole voting and investment power with respect to the shares by held by such entity. The board of directors of HBM Healthcare Investments (Cayman) Ltd. is comprised of Jean-Marc Lesieur, Richard Coles, Sophia Harris, Dr. Andreas Wicki and John Urquhart, none of whom has individual voting or investment power with respect to such shares, and each disclaims beneficial ownership of such shares. Mr. Bolte, a member of our Board, is an advisor to HBM Partners (Cayman) Ltd. HBM Partners (Cayman) Ltd. provides investment management services to HBM Healthcare Investments (Cayman) Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd., and disclaims beneficial ownership of such shares.

(4)
Consists of notes and warrants held by VCVC III LLC. Mr. Kranda, a member of our Board, is a consultant to Vulcan Capital Venture Capital I LLC. VCVC III LLC and Vulcan Capital Venture Capital I LLC controlled by entities owned by Paul Allen. Mr. Kranda does not have voting or investment power over the shares held by Vulcan Ventures Incorporated and its affiliates, and disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(5)
Dr. Zeldis, a member of our Board, is an employee of Celgene Corporation. Celgene European Investment Company LLC is a wholly owned subsidiary of Celgene Corporation. Dr. Zeldis disclaims beneficial ownership of the shares held by Celgene Corporation except to the extent of any pecuniary interest therein.

(6)
Consists of (i) $373,548 principal amount of notes, 32,075 series one warrants, and 125,294 series two warrants held by Delphi Ventures V, L.P.; (ii) $4,050 principal amount of notes, 347 series one warrants, and 1,358 series two warrants held by Delphi BioInvestments V, L.P.; (iii) $108,761 principal amount of notes, 9,338 series one warrants, and 36,480 series two warrants held by Delphi Ventures VII, L.P.; (iv) $1,088 principal amount of notes, 93 series one warrants, and 364 series two warrants held by Delphi BioInvestments VII, L.P.; (v) $108,790 principal amount of notes, 9,341 series one warrants, and 36,490 series two warrants held by Delphi Ventures VIII, L.P.; and (vi) $1,062 principal amount of notes, 91 series one warrants, and 356 series two warrants held by Delphi BioInvestments VIII, L.P.

(7)
Mr. Schmertzler, a member of our Board, is a general and limited partner of, and trustee of certain family trusts holding interests in, Section Six Partners, L.P. Mr. Schmertzler disclaims beneficial ownership of the shares held by Section Six Partners, L.P. except to the extent of any pecuniary interest therein.

        In connection with the series four senior preferred stock financing, the outstanding convertible promissory notes converted into an aggregate of 502,919 shares of series four senior preferred stock and the outstanding warrants for series one preferred stock and series two preferred stock were automatically exercised for an aggregate of 2,095,515 shares of series five junior preferred stock.

  Placement Agent Fees

        In connection with our series four preferred stock financing, including our issuance of an additional 375,000 shares of our series four senior preferred stock in May 2013, we paid Credit Suisse Securities (USA) LLC an aggregate fee of $2,386,951 for its service as a placement agent for the transaction. Credit Suisse Securities (USA) LLC is an affiliate of Credit Suisse First Boston Equity Partners, L.P. and affiliated funds, which together hold more than 5% of our voting securities. In its capacity as one of several underwriters of the issuance and sale of our common stock, Credit Suisse Securities (USA) LLC also received underwriters discounts and commissions pursuant to the terms of an underwriting agreement between us and the underwriters in connection with our initial public offering of our common stock in June 2013 and our follow-on public offering of our common stock in February 2014.

  Familial Relationship

        Ellen Welch, Ph.D., the domestic partner of Stuart W. Peltz, our Chief Executive Officer, is employed by us as a Senior Director, Biology. In 2014, Dr. Welch received a performance bonus of $49,214 and we granted her an option to purchase 4,900 shares of our common stock at an exercise price of $27.05 per share. In 2013, Dr. Welch received an annual base salary of $170,883 and a performance bonus of $24,729, and we granted her an option to purchase 3,900 shares of our common stock at an exercise price of $10.85 per share in May 2013, a restricted stock award of 9,753 shares of our common stock in March 2013 and a restricted stock award of 7,800 shares of our common stock in May 2013.

        Dr. Peltz does not participate in the supervision of or compensation decisions regarding Dr. Welch, and we believe her compensation is fair and commensurate with what her compensation would be if she had no relationship to Dr. Peltz.

  Registration Rights

        We entered into a second amended and restated investors' rights agreement, dated March 7, 2013, which we refer to as the investors' rights agreement, with the holders of our preferred stock prior to the closing of our initial public offering. Holders of a total of 7,653,885 shares of our common stock as of April 9, 2014, including shares issued upon conversion of our preferred stock, have the right, subject to certain limitations, to require us to register these shares under the Securities Act of 1933, as amended, or Securities Act, and to participate in future registrations of securities by us, under the circumstances described below. After registration pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act. If not otherwise exercised, the rights described below will expire three years after the closing of our initial public offering, which occurred on June 25, 2013.

Demand Registration Rights

        Subject to specified limitations set forth in the investors' rights agreement, at any time, the holders of 20% of the then-outstanding shares having rights under the investors' rights agreement, which we refer to as registrable shares, may at any time demand in writing that we register all or a portion of the registrable shares under the Securities Act if the total amount of registrable shares registered have an aggregate offering price of at least $10 million (net of selling expenses). We are not obligated to file a registration statement pursuant to this provision on more than two occasions, and we are not obligated to file a registration statement pursuant to this provision within 60 days before or 180 days after the effective date of any other registration statement that we may file or if we determine in good faith that it would be seriously detrimental to us or our stockholders.

Form S-3 Registration Rights

        In addition, at any time after we become eligible to file a registration statement on Form S-3, subject to specified limitations set forth in the investors' rights agreement, the holders of registrable shares may demand in writing that we register on Form S-3 all or a portion of the registrable shares so long as the total amount of registrable shares being registered have an aggregate offering price of at least $5 million (net of selling expenses). We are not obligated to file a Form S-3 pursuant to this provision on more than four occasions, and we are not obligated to file a registration statement pursuant to this provision within 30 days before or 90 days after the effective date of any other registration statement that we may file or if we determine in good faith that it would be seriously detrimental to us or our stockholders.

Incidental Registration Rights

        If we propose to file a registration statement under the Securities Act, other than pursuant to the demand registration rights described above, the holders of registrable shares will be entitled to notice of the registration and, subject to specified exceptions, including market conditions, have the right to require us to register all or a portion of the registrable shares then held by them.

        In the event that any registration in which the holders of registrable shares elect to participate pursuant to our investors' rights agreement is intended to be an underwritten public offering, we have agreed to enter into an underwriting agreement containing customary representation and warranties and covenants, including without limitation customary provisions with respect to indemnification of the underwriters of such offering. Holders of registrable securities must agree to any such underwriting agreement as a condition to participation in the offering.

Expenses

        Pursuant to the investors' rights agreement, we are required to pay all registration expenses, including registration and filing fees, exchange listing fees, printing expenses and accounting fees and the fees and expenses of one counsel to represent the selling stockholders, in addition to any underwriting discounts and commissions, that are related to any demand or incidental registration described above. The registration rights agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify the selling stockholders in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions in the registration statement attributable to them.

  Indemnification Agreements

        Our restated certificate of incorporation, or certificate of incorporation, provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his or her service as one of our directors and/or executive officers. Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.

Policies and Procedures for Related Person Transactions

        Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our Chief Legal Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the Chair of our Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between

Audit Committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our Audit Committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        Our Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of our company receiving payment under the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our certificate of incorporation or our bylaws.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our Compensation Committee in the manner specified in its charter.

        With respect to related person transactions prior to our initial public offering, it was the practice of our Board to consider the nature of and business reason for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests. In addition, all related person transactions required prior approval, or later ratification, by our Board.

 PRINCIPAL STOCKHOLDERS

        The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 15, 2014, except as otherwise indicated in the table below, by each of our directors; each of our named executive officers; all of our directors and executive officers as a group; and each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

        The column entitled "Percentage of shares beneficially owned" is based on a total of 30,076,773 shares of our common stock outstanding as of April 15, 2014.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 15, 2014 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

        Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of PTC Therapeutics Inc., 100 Corporate Court, South Plainfield, New Jersey 07080.

Name of Beneficial Owner	Shares beneficially owned	Percentage of shares beneficially owned
Named executive officers and directors
Stuart W. Peltz, Ph.D.(1)	305,555	1%
Claudia Hirawat(2)	73,234	*
Mark A. Rothera(3)	67,812	*
Richard Aldrich(4)	1,056,666	3.5%
Axel Bolte(5)	20,000	*
Allan Jacobson, Ph.D.(6)	53,325	*
Adam Koppel, M.D., Ph.D.(7)	6,666	*
Michael Kranda(8)	11,747	*
C. Geoffrey McDonough, M.D.(9)	10,909	*
Ronald C. Renaud, Jr.	—	*
Michael Schmertzler(10)	3,633,286	12.1%
David P. Southwell(11)	21,607	*
Jerome B. Zeldis, M.D., Ph.D.(12)	—	*
All executive officers and directors as a group (16 persons)(13)	5,446,355	17.8%
5% stockholders
Credit Suisse AG(14)	2,264,722	7.5%
HBM Healthcare Investments (Cayman) Ltd.(15)	2,441,495	8.1%
Vulcan Ventures Incorporated and affiliates(16)	1,701,731	5.7%
Brookside Capital Partners Fund, L.P. and affiliate(17)	2,862,025	9.5%
FMR LLC(18)	3,206,020	10.7%

*
Less than one percent.

(1)
Consists of (a) 169,653 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days after such date and (b) 135,902 shares of common stock.

(2)
Consists of (a) 38,303 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days after such date and (b) 34,931 shares of common stock.

(3)
Consists of (a) 42,812 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days of such date; and (b) 25,000 shares of common stock.

(4)
Consists of (a) 6,666 shares of common stock underlying options that are exercisable as of April 15, 2014 or that will become exercisable within 60 days after such date and (b) 1,050,000 shares held by Longwood Fund LP. The managing members of Longwood Fund LP share voting and investment power with respect to the shares held by such entity. The managing members are Richard Aldrich, Michelle Dipp and Christoph Westphal, each of whom disclaims beneficial ownership of the shares held by Longwood Fund LP except to the extent of any pecuniary interest therein.

(5)
Consists of 20,000 shares of common stock. Mr. Bolte is an advisor to HBM Partners AG. HBM Partners AG acts as an investment advisor to HBM Partners (Cayman) Ltd. HBM Partners (Cayman) Ltd. provides investment management services to HBM Healthcare Investments (Cayman) Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd. and disclaims beneficial ownership of such shares. See also footnote 15.

(6)
Consists of (a) 22,861 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days after such date and (b) 30,464 shares of common stock.

(7)
Consists of 6,666 shares of common stock underlying options that are exercisable as of April 15, 2014 or that will become exercisable within 60 days after such date. Dr. Koppel, a member of our board of directors, is a Managing Director of Brookside Capital, LLC, the investment advisor to Brookside Capital Partners Fund, L.P. See also footnote 17.

(8)
Consists of (a) 7,005 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days after such date and (b) 4,742 shares of common stock. See also footnote 16.

(9)
Consists of (a) 10,000 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days after such date; and (b) 909 shares of common stock.

(10)
Consists of (a) 2,264,722 shares held by Credit Suisse First Boston Equity Partners, L.P. and affiliates; (b) 1,320,369 shares held by Section Six Partners, L.P.; (c) 21,429 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days after such date; and (d) 26,766 shares of common stock held by Mr. Schmertzler. Mr. Schmertzler disclaims beneficial ownership of the shares held by Credit Suisse First Boston Equity Partners, L.P. and its affiliates and by Section Six Partners, L.P., except in each case to the extent of his pecuniary interest therein. See also footnote 14.

(11)
Consists of (a) 10,686 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable within 60 days after such date and (b) 10,921 shares of common stock.

(12)
Dr. Zeldis, a member of our Board, is an employee of Celgene Corporation, which is, together with its affiliate, one of our stockholders. Dr. Zeldis disclaims beneficial ownership of the shares held by Celgene Corporation and its affiliate except to the extent of any pecuniary interest therein.

(13)
Consists of (a) 439,695 shares of common stock underlying options that are exercisable as of April 15, 2014 or will become exercisable with 60 days after such date and (b) 5,006,660 shares of common stock.

(14)
The address for Credit Suisse AG is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland. As of December 31, 2013, Credit Suisse AG has shared voting and dispositive power over these shares. The information contained in this footnote and the table above has been included solely in reliance upon, and without independent investigation of, the disclosures by Credit Suisse AG that are contained in a Schedule 13G filed with the SEC on February 13, 2014, which Credit Suisse AG filed on behalf of its subsidiaries. Mr. Schmertzler, a member of our Board, is a Managing Director of Aries Advisors, LLC, the sub-advisor to Credit Suisse First Boston Equity Partners, L.P.. Mr. Schmertzler disclaims beneficial ownership of the shares held by entities affiliated with Credit Suisse First Boston Equity Partners, L.P. except to the extent of any pecuniary interest therein.

(15)
The address for HBM Healthcare Investments (Cayman) Ltd. is Governor's Square, Suite # 4-212-2, 23 Lime Tree Bay Avenue, West Bay, Grand Cayman, Cayman Islands. The board of directors of HBM Healthcare Investments (Cayman) Ltd. has sole voting and investment power with respect to the shares by held by such entity. The information presented is as of January 30, 2014. The board of directors of HBM Healthcare Investments (Cayman) Ltd. is comprised of Jean-Marc Lesieur, Richard Coles, Sophia Harris, Dr. Andreas Wicki and John Urquhart, none of whom has individual voting or investment power with respect to such shares and each disclaims beneficial ownership of the shares held by HBM Healthcare Investments (Cayman) Ltd. Mr. Bolte, a member of our Board, is an advisor to HBM Partners (Cayman) Ltd. HBM Partners (Cayman) Ltd. provides investment management services to HBM Healthcare Investments (Cayman) Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd. and disclaims beneficial ownership of such shares.

(16)
The address for Vulcan Ventures Incorporated and affiliates is 505 Fifth Avenue, Suite 900, Seattle, WA 98104. As of December 31, 2013, consists of (a) 797,102 shares held by Vulcan Capital Venture Capital I LLC; (b) 803,067 shares held by VCVC III LLC; and (c) 101,562 shares held by Vulcan Ventures Incorporated. Mr. Kranda, a member of our Board, is a consultant to Vulcan Capital Venture Capital I LLC. Vulcan Capital Venture Capital I LLC, VCVC III LLC, and Vulcan Ventures Incorporated are each controlled by entities owned by Paul Allen. Mr. Allen has sole voting and dispositive power over the aggregate 1,701,731 shares, or the Vulcan Shares, held of record by Vulcan Ventures Incorporated and its affiliates. Mr. Allen is not a holder of record of any of the Vulcan Shares and disclaims beneficial ownership of the shares held by Vulcan Ventures Incorporated and its affiliates, except to the extent of his pecuniary interest therein. Mr. Kranda does not have voting or investment power over the shares held by Vulcan Ventures Incorporated and its affiliates and disclaims beneficial ownership of such shares except to the extent of any beneficial ownership therein. The information contained in this footnote and the table above has been included solely in reliance upon, and without independent investigation of, the disclosures by Vulcan Ventures Incorporated and affiliates that are contained in a Schedule 13G filed with the SEC on February 14, 2014.

(17)
The address for Brookside Capital Partners Fund, L.P. is John Hancock Tower, 200 Clarendon Street, Boston, MA 02116. Consists of (a) 1,778,692 shares held by Brookside Capital Trading Fund, L.P.; and (b) 1,083,333 shares held by Brookside Capital Partners Fund, L.P. Brookside Capital, LLC is the investment adviser to Brookside Capital Management, LLC, or BCM. BCM is the sole general partner of Brookside Capital Investors, L.P., or BCI, and BCI is the sole general partner of Brookside Capital Partners Fund, L.P. BCM and BCI each may be deemed to share voting dispositive powers with respect to the shares held by Brookside Capital Partners Fund, L.P. Each of BCM and BCI disclaims beneficial ownership of such securities, except to the extent of its pecuniary interest therein. Dr. Koppel, a member of our board of directors, is a Managing Director of Brookside Capital, LLC.

(18)
The address for FMR LLC is 245 Summer Street, Boston, MA 02110. As of January 31, 2014, consists of (a) 841,700 shares held by Fidelity Management & Research Company, or Fidelity Management; and (b) 2,364,320 shares held by Fidelity SelectCo LLC, or Fidelity SelectCo. Fidelity Management and Fidelity SelectCo are each wholly owned subsidiaries of FMR LLC. Fidelity Management acts as investment adviser to various investment companies, or Fidelity Management Funds, registered under the Investment Company Act of 1940, or Investment Company Act. Fidelity SelectCo acts as investment adviser to various investment companies, or Fidelity SelectCo Funds, registered under the investment Company Act. Edward C. Johnson 3d, the Chairman of FMR LLC, and FMR LLC, through its control of each of Fidelity Management and Fidelity SelectCo, and the Fidelity Management Funds and Fidelity SelectCo Funds each has sole power to dispose of the shares held by each of the Fidelity Management Funds and Fidelity SelectCo Funds, respectively. Mr. Johnson and his family members, directly or through trust, are parties to a shareholders' agreement and may be deemed, under the Investment Company Act, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Management Funds or Fidelity SelectCo Funds, which power resides with the funds' boards of trustees. Fidelity Management carries out the voting of the shares under written guidelines established by the funds' boards of trustees. The information contained in this footnote and the table above has been included solely in reliance upon, and without independent investigation of, the disclosures by FMR LLC and affiliates that are contained in a Schedule 13G/A filed with the SEC on February 10, 2014.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes of ownership with the SEC on Forms 3, 4 and 5. The SEC has designated specific deadlines for these reports and we must identify in this proxy statement those persons who did not file these reports when due.

        We believe that, during fiscal 2013, our directors, executive officers and beneficial owners of more than 10% of our common stock timely complied with all applicable filing requirements, with the exception of the late filing of a Form 3 by Vulcan Ventures Inc., the late filing of a Form 3 by HBM Healthcare Investments (Cayman) Ltd., or HBM, the late filing of a Form 4 by HBM reporting the conversion of series four and series five Senior preferred stock and the purchase of our common stock by HBM, the late reporting on Form 3 of an option award granted to Dr. Koppel, and the late filing of a Form 4 by Dr. Koppel reporting the conversion of series four senior preferred stock and the purchase of our common stock by Brookside Capital Partners Fund, L.P. In making these disclosures, we relied solely on a review of copies of such reports filed with the SEC and furnished to us and written representations that no other reports were required.

PROPOSAL 1: ELECTION OF DIRECTORS

Information Regarding Directors and Director Nominees

  Board Composition

        Our Board currently consists of ten directors, each of whom was elected as a director prior to our initial public offering. Our certificate of incorporation provides for the classification of our Board into three classes, each having as nearly an equal number of directors as possible. The terms of service of the three classes are staggered so that the term of one class expires each year. At each annual meeting of stockholders, directors are elected for a full term of three years to continue in office or to succeed those directors whose terms are expiring. Our directors hold office until their successors have been elected and qualified, or until the earlier of their resignation or removal.

        At the Annual Meeting, stockholders will be asked to consider the election of Stuart W. Peltz, Ph.D., Jerome B. Zeldis, M.D., Ph.D., and Ronald C. Renaud, Jr. Mr. Renaud is being nominated for election as director for the first time and was originally proposed to us as a director nominee by CTPartners, a third-party search firm engaged by our Nominating and Corporate Governance Committee to identify potential director candidates. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Drs. Peltz and Zeldis and Mr. Renaud for election at the Annual Meeting as Class I directors, each to serve until 2017.

        Each of the director nominees has indicated his willingness to serve on our Board, if elected. If any director nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute director nominee designated by our Board. We do not contemplate that any of the director nominees will be unable to serve if elected.

        Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the election of each of the director nominees identified above to a three-year term ending in 2017, each such director nominee to hold office until his successor has been duly elected and qualified.

        A plurality of the voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each director nominee as a director.

Our Board Recommends that You Vote "FOR" the Election of

Stuart W. Peltz, Ph.D., Jerome B. Zeldis, M.D., Ph.D., and Ronald C. Renaud, Jr.

  Biographical Information

        The following table and biographical descriptions provide information as of April 15, 2014 relating to each director nominee and each director continuing in office, including his age and period of service as a director of our company; his committee memberships; his business experience during the past five years, including directorships at other public companies; his community activities; and the other experience, qualifications, attributes or skills that led our Board to conclude he should serve as a director of our company.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class I Director Nominees
to be elected at the Annual Meeting
(terms expiring in 2017)
Stuart W. Peltz, Ph.D. Chief Executive Officer and Director	54	Dr. Peltz is a co-founder of our company and has served as our Chief Executive Officer and a member of our Board since our inception in 1998. Prior to founding our company, Dr. Peltz was a Professor in the Department of Molecular Genetics & Microbiology at the Robert Wood Johnson Medical School, Rutgers University. Dr. Peltz has published over 80 publications in the area of post-transcriptional control processes and has received a number of scientific awards, including being elected as a Fellow of the American Academy for the Advancement of Science. Dr. Peltz received a Ph.D. from the McArdle Laboratory for Cancer Research at the University of Wisconsin. We believe that Dr. Peltz is qualified to serve on our Board because of his extensive executive leadership experience, many years of service as one of our directors and our Chief Executive Officer and extensive knowledge of our company and industry.
Jerome B. Zeldis, M.D., Ph.D. Director	63	Dr. Zeldis has served as a member of our Board since September 2012. Dr. Zeldis currently serves as the Chief Executive Officer of Celgene Global Health and the Chief Medical Officer of Celgene Corporation, a public biopharmaceutical company, where he has been employed since 1997. He previously served as Celgene's Senior Vice President of Clinical Research and Medical Affairs. Previously, Dr. Zeldis served as Assistant Professor of Medicine at Harvard Medical School, Associate Professor of Medicine at University of California, Davis, Clinical Associate Professor of Medicine at Cornell Medical School and Professor of Clinical Medicine at the Robert Wood Johnson Medical School. Dr. Zeldis received an A.B. and M.S. from Brown University and a M.Phil., M.D. and Ph.D. in Molecular Biophysics and Biochemistry (immunochemistry) from Yale University. Dr. Zeldis has served on the board of directors of Soligenix, Inc., a public biopharmaceutical company, since June 2011, and on the board of directors of Alliqua, Inc., a public biomedical company, since May 2012. We believe that Dr. Zeldis is qualified to serve on our Board because of his extensive executive leadership experience and knowledge of our industry.
Ronald C. Renaud, Jr.	45	Mr. Renaud has served as the president and chief executive officer of Idenix Pharmaceuticals, Inc., a public biopharmaceutical company, since October 2010. He previously served as the chief financial officer of Idenix from the time he joined Idenix in June 2007 and was additionally appointed chief business officer in June 2010.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
		Prior to joining Idenix, Mr. Renaud served as senior vice president and chief financial officer of Keryx Biopharmaceuticals, Inc., a biopharmaceutical company, from February 2006 to May 2007. He was a senior research analyst and global sector coordinator for JP Morgan Securities from May 2004 until February 2006, where he was responsible for the biotechnology equity research effort, covering all ranges of capitalized biotechnology companies. He also spent more than five years at Amgen, where he held positions in clinical research, investor relations and finance. Mr. Renaud holds a B.A. from St. Anselm College and an M.B.A. from the Marshall School of Business at the University of Southern California.We believe that Mr. Renaud is qualified to serve on our Board because of his leadership and finance experience at public biotechnology companies, his investment banking background and his deep knowledge of the life sciences industry.
Class II Directors
(terms expiring in 2015)
Richard Aldrich Compensation Committee	59

Mr. Aldrich has served as a member of our Board since March 2013. Mr. Aldrich has served as a partner of Longwood Fund,  LP, a venture capital investment fund, since 2010. He founded RA Capital Management LLC, a hedge fund, in 2001 and served as a managing member from 2004 to 2008 and as a co-founding member from 2008 until 2011. He co-founded Sirtris Pharmaceuticals, Inc., which was acquired by GlaxoSmithKline plc in 2008, and served on its board of directors from 2004 to 2008; co-founded Concert Pharmaceuticals, Inc. and has served as Chairman of its board of directors since 2006; co-founded Alnara Pharmaceuticals, Inc., which was acquired by Eli Lilly in 2010, and served on its board of directors from 2008 to 2010; and co-founded OvaScience, Inc., a publicly traded life sciences company, and has served on its board of directors since 2011 and as Chairman of the board since 2012. Mr. Aldrich also joined Vertex Pharmaceuticals, Inc., a publicly traded biotechnology company, at its founding in 1989 and served as Senior Vice President and Chief Business Officer until 2001. Mr. Aldrich has also served on the board of directors of Verastem, Inc., a publicly traded biopharmaceutical company, since August 2010. Mr. Aldrich received a B.S. from Boston College and an M.B.A from the Amos Tuck School at Dartmouth College. We believe that Mr. Aldrich is qualified to serve on our Board because of his experience in the life sciences industry and as an entrepreneur and venture capital investor and his service on the boards of directors of other life sciences companies.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Michael Kranda Audit Committee	59

Mr. Kranda has served as a member of our Board since December 2003. Since September 2006, Mr. Kranda has served as a consultant to Vulcan Capital, the private investment group of Vulcan Inc., and Mr. Kranda served as Managing Director of biotechnology venture investments at Vulcan Capital from September 2003 to September 2006. From July 1996 to July 2002, Mr. Kranda served as Chief Executive Officer at Oxford GlycoSciences, a biotechnology company. Prior to joining Oxford GlycoSciences, Mr. Kranda was President and Chief Operating Officer at Immunex Corporation (now Amgen), a biopharmaceutical company. Mr. Kranda currently serves as Chief Executive Officer and a director of BEAT BioTherapeutics Corporation, a gene therapy company. Mr. Kranda received a B.A. and an M.B.A from the University of Washington School of Business. We believe that Mr. Kranda is qualified to serve on our Board because of his many years of service as one of our directors, his extensive experience in the life sciences industry and his service on the boards of directors of other life sciences companies.

Michael Schmertzler Chair of the Board Compensation Committee Nominating and Corporate Governance Committee	62

Mr. Schmertzler has served as a member of our Board since August 2001 and as our Chair of the Board since November 2004. From 2008 to 2012, Mr. Schmertzler served as Chief Executive Officer and a director of Kolltan Pharmaceuticals, Inc., a biotechnology company. Since 2001, Mr. Schmertzler has served as a Managing Director of Aries Advisors, LLC, the sub-advisor to Credit Suisse First Boston Equity Partners, L.P., a private equity fund, and the Chair of the investment committee. From 1997 to 2001, Mr. Schmertzler was Co-Head of United States and Canadian Private Equity at Credit Suisse First Boston, an investment banking firm. Prior to 1997, Mr. Schmertzler held various management positions with Morgan Stanley and its affiliates, including President of Morgan Stanley Leveraged Capital Funds and head of Morgan Stanley's biotechnology pharmaceuticals group, and was Managing Director and Chief Financial Officer of Lehman Brothers Kuhn Loeb, an investment banking firm. Mr. Schmertzler is currently a director of Lehman Commercial Paper Incorporated, a liquidating post-bankruptcy subsidiary of Lehman Brothers Holdings, Incorporated. Mr. Schmertzler previously served as a director of Cytokinetics, Incorporated, a publicly traded biopharmaceutical company. Since 1978, he has been an Adjunct Professor at Yale University. Mr. Schmertzler received a B.A. from Yale College in Molecular Biophysics and Biochemistry, History and City Planning and an M.B.A. from the Harvard Business School. We believe that Mr. Schmertzler is

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

qualified to serve on our Board due to his extensive experience as an investment banking and financial professional, his extensive personal knowledge of our industry and his many years of service as one of our directors.

Adam Koppel, M.D., Ph.D. Nominating and Corporate Governance Committee	44

Dr. Koppel has served as a member of our Board since March 2013. Since November 2003, Dr. Koppel has served as a Managing Director of Brookside Capital, LLC, the public equity affiliate of Bain Capital. Prior to joining Brookside Capital, LLC, he was an Associate Principal with McKinsey & Company where he consulted to companies in the pharmaceutical and biotechnology industries. Dr. Koppel received an M.D. and Ph.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from Harvard University. We believe that Dr. Koppel is qualified to serve on our Board due to his extensive experience as an investment banking and financial professional and his extensive personal knowledge of the pharmaceutical and biotechnology industries.

Class III Directors
(terms expiring in 2016)
Allan Jacobson, Ph.D. Nominating and Corporate Governance Committee	68

Dr. Jacobson is a co-founder of our company and has served as a member of our Board since our inception in 1998, and previously served as Chairman of our Board from 1998 to 2004. Since 2000, Dr. Jacobson has served as Chairman of our scientific advisory board. Since 1994, Dr. Jacobson has been the Chairman of the Department of Microbiology and Physiological Systems at the University of Massachusetts Medical School. In 1982, Dr. Jacobson co-founded Applied bioTechnology, Inc., a biotechnology company, and served as its chairman until its sale in 1991. From 1987 to 1990, Dr. Jacobson served as special limited partner at Euclid Partners, a venture capital firm. Dr. Jacobson received a Ph.D. from Brandeis University in 1971, has authored over 100 publications in the field of post-transcriptional control processes and is an elected member of the American Academy of Microbiology. We believe that Dr. Jacobson is qualified to serve on our Board because of his service as one of our directors since our inception, his knowledge of our company and his extensive experience as a founder and leader of new businesses in the life science industry.

C. Geoffrey McDonough, M.D. Director	43

Dr. McDonough has served as a member of our Board since November 2012. Since August 2011, Dr. McDonough has served as President and Chief Executive Officer of Swedish Orphan Biovitrum AB (Sobi), a Swedish

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

pharmaceutical company. Prior to joining Sobi, Dr. McDonough held several senior leadership positions at Genzyme Corporation from 2002 to June 2011, including Senior Vice President and General Manager, Personalized Genetic Health, Senior Vice President, Lysosomal Storage Disease (LSD) Therapeutics and most recently, as President of Europe, Middle East and Africa (EMEA). Prior to joining Genzyme, Dr. McDonough co-founded and served as President of Catalyst Medical Solutions, a developer of software for hospital management, and was a practicing internist and pediatrician. Dr. McDonough received a B.A. and a B.Sc. from the University of North Carolina at Chapel Hill and an M.D. from Harvard Medical School. We believe that Dr. McDonough is qualified to serve on our Board because of his extensive executive leadership experience and knowledge of our industry.

David P. Southwell Audit Committee Compensation Committee	53

Mr. Southwell has served as a member of our Board since December 2005. From March 2010 to September 2012, Mr. Southwell served as the Executive Vice President and Chief Financial Officer, and from 2008 to 2010 served as a member of the board of directors, of Human Genome Sciences, Inc., a biopharmaceutical company. Prior to joining Human Genome Sciences, he served as Executive Vice President and Chief Financial Officer of Sepracor, Inc., a research-based pharmaceutical company, from June 1994 to March 2008, and as Sepracor's Senior Vice President and Chief Financial Officer, from 1994 to 1995. From August 1988 until 1994, Mr. Southwell was associated with Lehman Brothers Inc., a securities firm, in various positions with the investment banking division. Since 2007, Mr. Southwell has served on the board of directors of THL Credit,  Inc., a publicly traded business development company under the Investment Company Act of 1940. Mr. Southwell received a B.A. from Rice University and an M.B.A. from the Tuck School of Business at Dartmouth College. We believe that Mr. Southwell is qualified to serve on our Board because of his extensive executive leadership experience and knowledge of our industry.

        There are no family relationships between or among any of our directors or director nominees. The principal occupation and employment during the past five years of each of our directors and director nominees was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or director nominees and any other person or persons pursuant to which he was or is to be selected as a director or director nominee.

        Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board; that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes entitled to be cast in an annual election of directors; and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, to audit our books, records and accounts for the fiscal year ended December 31, 2014, or fiscal 2014. This appointment is being presented to the stockholders for ratification at the Annual Meeting.

        Ernst & Young LLP was our independent registered public accounting firm for fiscal 2013 and for the fiscal year ended December 31, 2012, or fiscal 2012. Ernst & Young LLP has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement on the firm's behalf if they so desire. The representatives also will be available to respond to appropriate questions.

        Our Audit Committee is solely responsible for selecting our independent registered public accounting firm for fiscal 2014. Although we are not required to submit the appointment to a vote of the stockholders, our Board believes that it is appropriate as a matter of good corporate governance to request that the stockholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

        If the stockholders do not ratify the appointment, our Audit Committee will investigate the reasons for stockholder rejection and may reconsider its appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2014 and may appoint another independent registered public accounting firm. Even if the appointment is ratified, our Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.

        A majority of the voting power of the shares of common stock cast on this matter is required to approve this proposal. Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the ratification of Ernst & Young LLP.

        Our Board Recommends that You Vote "FOR" the Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014.

Fees Paid to Independent Registered Public Accounting Firm

        The following table sets forth the fees that we paid to Ernst & Young LLP during fiscal 2012 and 2013:

Nature of Service	2013 Fees	2012 Fees
Audit Fees(1)	$694,196	$478,644
Audit Related Fees	$—	$—
Tax Fees(2)	$30,000	$—
All Other Fees	$—	$—

Total:	$724,196	$478,644

(1)
"Audit Fees" represent fees for the respective fiscal year for professional services for the audit of our annual financial statements, the review of financial statements included in our quarterly financial statements, and audit services provided in connection with other statutory or regulatory requirements.

(2)
"Tax Fees" include our payments to Ernst & Young LLP in fiscal 2013 and fiscal 2012 for their consultation on various income tax planning and compliance matters.

        Our Audit Committee determined that the provision of the non-audit services by Ernst & Young LLP described above is compatible with maintaining Ernst & Young LLP's independence.

Audit Committee Pre-Approval Policy and Procedures

        Our Audit Committee as a whole, or through its Chair, pre-approves all audit and non-audit services (including fees) to be provided by the independent registered public accounting firm. Our Audit Committee has delegated to the Chair of our Audit Committee the authority to pre-approve non-audit services not prohibited by law to be performed by Ernst & Young LLP and associated fees, provided that the Chair of our Audit Committee reports any decisions to pre-approve such services and fees to the full Audit Committee at its next regular meeting. All services provided by Ernst & Young LLP during 2012 and 2013were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee has reviewed and discussed the audited financial statements of PTC Therapeutics, Inc. for the fiscal year ended December 31, 2013 with management.

        The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, as modified or supplemented (communication with audit committees), as adopted by the Public Company Accounting Oversight Board.

        The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the Audit Committee concerning independence, and has discussed Ernst & Young LLP's independence from us with Ernst & Young LLP.

        Based on the review and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2013 be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

By the Audit Committee of the Board of Directors of PTC Therapeutics, Inc.
Michael Kranda, Chair Axel Bolte David P. Southwell

EXECUTIVE OFFICERS

        The following table and biographical descriptions provide information as of April 15, 2014 relating to each of our executive officers, other than Dr. Peltz, who also serves as a director of the company. Dr. Peltz's biographical information is presented above in this proxy statement under the heading "Item 1—Election of Directors—Biographical Information."

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Claudia Hirawat President	43	Ms. Hirawat has served as our President since April 2012, and previously served as our Senior Vice President, Corporate Development from April 2006 to April 2012 and in other positions since joining PTC in September 2000. Prior to joining PTC, Ms. Hirawat served as a Vice President at LedbetterStevens, a management consulting firm focused on the biopharmaceutical industry, from September 1995 to September 2000.
Shane Kovacs Chief Financial Officer	40

Mr. Kovacs has served as our Chief Financial Officer since June 2013. Prior to joining us, Mr. Kovacs served in positions of increasing responsibility at Credit Suisse, an investment banking firm, from March 2004 to May 2013, including most recently as a Managing Director. From July 2002 to March 2004, Mr. Kovacs served as an associate at National Bank Financial, a diversified financial services firm. Mr. Kovacs received a B.Eng. and a B.S. in Chemical Engineering and Life Sciences from Queen's University and an M.B.A. from the University of Western Ontario. Mr. Kovacs is a Chartered Financial Analyst.

Robert J. Spiegel, M.D., FACP Chief Medical Officer	64

Dr. Spiegel has served as our Chief Medical Officer on a full-time basis since January 2014 and served as our Chief Medical Officer on a part-time consulting basis from February 2011 to January 2014. Prior to joining PTC, Dr. Spiegel held several senior leadership positions at Schering-Plough Corporation, a pharmaceutical company, from 1983 to November 2009, including Director, Clinical Research, Vice President of Clinical Research, Senior Vice President of Worldwide Clinical Research and, most recently, as Chief Medical Officer. He is currently an Associate Professor at Weill Cornell Medical Center. Dr. Spiegel has served on the board of directors of Geron Corporation, a publicly traded biopharmaceuticals company, since May 2010 and previously served on the boards of directors of Capstone Therapeutics Corp., a publicly traded biotechnology company, from May 2010 to January 2012, and Talon Therapeutics, a publicly traded biopharmaceutical company, from July 2010 until its acquisition by Spectrum Pharmaceuticals in July 2013. Dr. Spiegel received a B.A. from Yale University and an M.D. from the University of Pennsylvania.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Mark E. Boulding Executive Vice President and Chief Legal Officer	53

Mr. Boulding has served as our Executive Vice President and Chief Legal Officer since March 2012, and previously served as our Senior Vice President and General Counsel from April 2002 to February 2012. Prior to joining us, Mr. Boulding served as General Counsel, Executive Vice President and Secretary of MedicaLogic/Medscape, Inc., a provider of digital health records software and healthcare information, from May 2000 to April 2002. From June 1999 to May 2000, Mr. Boulding served as the General Counsel, Vice President and Secretary of Medscape, Inc., a provider of online health information and education. Mr. Boulding previously was a partner in two Washington, D.C.-based law firms. Mr. Boulding received a J.D. from the University of Michigan and a B.A. from Yale College.

Mark A. Rothera Chief Commercial Officer	51

Mr. Rothera has served as our Chief Commercial Officer since April 2013. Prior to joining us, Mr. Rothera served as Global President of Aegerion Pharmaceuticals Inc., a biopharmaceutical company, from April 2012 to January 2013. From January 2006 to March 2012, he served as Vice President and General Manager for the commercial operations of Shire Human Genetic Therapies, Inc. in Europe, the Middle East & Africa. Prior to joining Shire, Mr. Rothera held various global strategic and operational marketing and sales roles with French and UK operations of Glaxo Wellcome. Mr. Rothera received an M.A. in Natural Science from Cambridge University and an M.B.A. from the European Institute for Business Administration.

Neil Almstead, Ph.D. Senior Vice President, Research and CMC	47

Dr. Almstead has served as our Senior Vice President, Research and CMC since July 2008, and previously served as our Senior Vice President, Chemistry and CMC from January 2007 to June 2008. Prior to joining PTC, Dr. Almstead served as Project Manager at Procter & Gamble Company, a publicly traded consumer products company. Dr. Almstead has co-authored more than 75 publications and patents pertaining to the design and synthesis of lead candidate compounds for genetic disorders, oncology and inflammatory diseases. Dr. Almstead received a B.S. from Clarkson University and a Ph.D. in Organic Chemistry from the University of Illinois at Urbana-Champaign.

        There are no family relationships between or among any of our executive officers. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he and she was or is to be selected as an executive officer.

EXECUTIVE COMPENSATION

        This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers in 2013 and 2012. Our "named executive officers" for 2013 are Stuart W. Peltz, our Chief Executive Officer, Claudia Hirawat, our President, and Mark A. Rothera, our Chief Commercial Officer. This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative that follow.

Summary Compensation Table

        The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during 2013 and 2012:

Name and principal position	Year	Salary ($)	Bonus ($)		Stock awards ($)(1)	Option awards ($)(1)		Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Stuart W. Peltz, Ph.D.(4)	2013	460,753	—		1,999,424	5,206,632	&zwsp; (5)	290,000	7,453	7,964,262
Chief Executive Officer	2012	446,250	—			67,175		204,829	4,362	722,616
Claudia Hirawat	2013	316,209	—		530,104	1,147,572	(5)	195,840	3,146	2,192,871
President	2012	281,039	—			30,900		83,609	56,668	452,216
Mark A. Rothera(6)	2013	300,000	68,200	&zwsp; (7)	—	1,364,024	&zwsp; (5)	211,200	128,719	2,072,143
Chief Commercial Officer	2012	—	—		—	—		—	—	—

(1)
The amounts reported in the "Stock awards" column and the "Option awards" column reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification, or ASC, Topic 718. See Notes 2 and 9 to our audited financial statements for the fiscal year ended December 31, 2013, included in our 2013 Form 10-K. for information regarding assumptions underlying the valuation of equity awards.

(2)
The amounts reported in the "Non-equity incentive plan compensation" column represent awards to our named executive officers under our annual cash incentive program.

(3)
The amounts reported in the "All other compensation" column reflect, for each named executive officer, the sum of the incremental cost to us of all perquisites and other personal benefits and are comprised of (i) the amount we contributed to our 401(k) plan in respect of such executive officer; (ii) the dollar value of medical and life insurance premiums paid by us on behalf of each of the named executive officers; (iii) with respect to Mr. Rothera, this amount also reflects relocation and temporary housing expenses and related items, including an income tax gross-up amount of $23,301, in 2013; and (iv) with respect to Ms. Hirawat, an income tax gross-up amount of $53,593 in 2012.

(4)
Dr. Peltz also serves a member of our Board but does not receive any additional compensation for his service as a director.

(5)
On December 13, 2013, our Compensation Committee approved the waiver of the remaining performance vesting triggers with respect to these stock options, such that 25% of the shares underlying these stock options vested on December 31, 2013, and an additional 2.0833% of the shares underlying these stock options will vest at the end of each successive month following December 31, 2013 until December 31, 2016. As a result of the modification of these stock options in December 2013, the amounts reported in this column for 2013 also include the incremental fair value of such modified stock options, computed in accordance with ASC Topic 718 as of the date of modification. Approximately, $0.7 million, $0.1 million and $0.1 million of the amounts reported for Mr. Peltz, Ms. Hirawat and Mr. Rothera, respectively, in this column for 2013 relates to the incremental fair value attributable to the modification of such stock options.

(6)
Mr. Rothera has served as our Chief Commercial Officer since April 2013.

(7)
We granted Mr. Rothera a sign-on bonus of $68,200 in April 2013.

 Narrative Disclosure to Summary Compensation Table

        In 2013, we paid base salaries of $460,753 to Dr. Peltz, $316,209 to Ms. Hirawat and $400,000 to Mr. Rothera, and in 2012, we paid base salaries of $446,250 to Dr. Peltz and $281,039 to Ms. Hirawat. Mr. Rothera has served as our Chief Commercial Officer since April 2013 and was not employed by us before that date. Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In addition, for 2013, we paid cash amounts under our annual cash incentive plan of $290,000 to Dr. Peltz, $195,840 to Ms. Hirawat and $211,200 to Mr. Rothera, and for 2012, we paid cash amounts under our annual cash incentive plan of $204,829 to Dr. Peltz and $83,609 to Ms. Hirawat.

        Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options. In 2013, based upon our overall performance, we granted to Dr. Peltz 188,803 shares of restricted stock and options to purchase an aggregate of 571,000 shares of our common stock, to Ms. Hirawat 50,057 shares of restricted stock and options to purchase an aggregate of 135,000 shares of our common stock, and to Mr. Rothera options to purchase an aggregate of 165,000 shares of our common stock. In 2012, based upon our overall performance, we granted to Dr. Peltz an option to purchase 416 shares of our common stock and to Ms. Hirawat an option to purchase 191 shares of our common stock.

Outstanding Equity Awards at December 31, 2013

        The following table sets forth information regarding outstanding stock options and restricted stock awards held by our named executive officers as of December 31, 2013:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($/share)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Stuart W. Peltz, Ph.D.	5,648	—		226.80	11/5/2014
Chief Executive Officer	144	—		226.80	5/25/2015
	136	—		392.40	3/1/2016
	322	—		626.40	4/18/2017
	708	—		735.60	1/25/2018
	293	—		735.60	4/1/2018
	583	—		451.20	5/15/2019
	546	37	&zwsp; (1)	1,149.60	2/2/2020
	371	170	&zwsp; (2)	490.80	4/27/2021
	182	234	&zwsp; (3)	218.40	1/10/2022
						188,803	&zwsp; (6)	3,203,987
	42,750	128,250	&zwsp; (4)	10.85	5/15/2023
	—	400,000	&zwsp; (5)	10.85	5/15/2023

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($/share)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Claudia Hirawat	889	—		226.80	11/5/2014
President	106	—		226.80	5/24/2015
	136	—		392.40	3/1/2016
	249	—		626.40	4/18/2017
	166	—		735.60	1/25/2018
	195	—		735.60	4/1/2018
	233	—		451.20	5/15/2019
	187	13	(1)	1,149.60	2/2/2020
	160	73	(2)	490.80	4/27/2021
	83	108	(3)	218.40	1/10/2022
						50,057	(7)	849,467
	5,000	15,000	(4)	10.85	5/15/2023
	—	115,000	(5)	10.85	5/15/2023
Mark A. Rothera	3,750	11,250	&zwsp; (4)	10.85	5/15/2023
Chief Commercial Officer	—	150,000	&zwsp; (5)	10.85	5/15/2023

(1)
This option vests over four years, with 25% of the shares underlying the option vested on January 1, 2011 and 6.25% of the shares underlying the option vesting quarterly thereafter beginning on April 1, 2011.

(2)
This option vests over four years, with 25% of the shares underlying the option vested on January 1, 2012 and 6.25% of the shares underlying the option vesting quarterly thereafter beginning on April 1, 2012.

(3)
This option vests over four years, with 25% of the shares underlying the option vested on January 1, 2013 and 6.25% of the shares underlying the option vesting quarterly thereafter beginning on April 1, 2013.

(4)
This option vests over four years, with 25% of the shares underlying the option vested on December 31, 2013 and 2.083% of the shares underlying the option vesting monthly thereafter beginning on January 31, 2014.

(5)
This option vests over four years, with 25% of the shares underlying the option vesting on May 15, 2014 and 2.083% of the shares underlying the option vesting monthly thereafter beginning on June 30, 2014.

(6)
This restricted stock award vests over two years, with 25% of the shares vested on March 7, 2014, 25% of the shares vested on March 22, 2014, 25% of the shares vesting on March 7, 2015 and 25% of the shares vesting on March 22, 2015.

(7)
This restricted stock award vests over two years, with 50% of the shares vested on March 21, 2014 and the remaining 50% of the shares vesting on March 21, 2015.

        In January 2014, our Board granted stock options to our executive officers, including our named executive officers, pursuant to our 2013 long term incentive plan, or the 2013 public company plan, as follows:

Name	Option award (#)(1)	Exercise price per share ($)
Stuart W. Peltz, Ph.D.	200,000	27.05
Claudia Hirawat	80,000	27.05
Mark A. Rothera	65,000	27.05

(1)
These options vest over four years, with 25% of the shares underlying such options vesting on January 1, 2015 and 6.25% of the shares vesting at the end of each successive three-month period thereafter beginning on April 1, 2015.

Additional Narrative Disclosure

  Employment Agreements with Executive Officers

        In May 2013, we entered into employment agreements with our executive officers serving at that time. These agreements amended and restated existing employment agreements that we had previously entered into with Dr. Peltz, Ms. Hirawat and Messrs. Boulding and Almstead. Effective as of January 23, 2014, we entered into an employment agreement with Dr. Spiegel in connection with his appointment as our Chief Medical Officer on a full-time basis in January 2014.

        Each of our existing employment agreements with our executive officers provides that employment will continue until either we or the executive officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibits our executive officers from disclosing confidential information and competing with us during the term of their employment and for a specified time thereafter.

        Pursuant to their respective employment agreements, prior to the consummation of our initial public offering, each of our executive officers was entitled to receive an annual base salary as follows: Dr. Peltz: $460,000; Ms. Hirawat: $289,470; Mr. Boulding: $312,998; Mr. Rothera: $400,000; Mr. Almstead: $273,156; and Mr. Kovacs: $335,000. From and after the consummation of our initial public offering, each of our executive officers is entitled to receive an annual base salary as follows: Dr. Peltz: $460,000; Ms. Hirawat: $340,000; Mr. Boulding: $330,000; Mr. Rothera: $400,000; Mr. Almstead: $295,000; and Mr. Kovacs: $335,000. Dr. Spiegel is entitled to an annual base salary of $350,000.

        In addition, each of our executive officers is eligible to receive an annual cash incentive award, which is based on the percentage achievement of all corporate, individual and functional performance objectives in aggregate and calculated as a percentage of the executive's annual base salary, and which will be determined by our Board, in its sole discretion. For 2013, Dr. Peltz's target annual cash incentive award was 50% of his annual base salary, and the target annual cash incentive award for each of our other executive officers was 40% of his or her annual base salary, and for 2014, Dr. Peltz's target annual cash incentive award was 50% of his annual base salary, and the target annual cash incentive award for each of our other executive officers was 40% of his or her annual base salary.

        Upon execution and effectiveness of a release of claims, each of our executive officers will be entitled to severance payments if his or her employment is terminated under specified circumstances.

Potential payments upon termination or change in control

        Dr. Peltz.    If we terminate Dr. Peltz's employment without cause or if Dr. Peltz terminates his employment with us for good reason, each as defined in his employment agreement, absent a change in control, or "corporate change", as defined in his employment agreement, we are obligated to: pay Dr. Peltz a lump sum amount equal to his base salary for 18 months; accelerate 25% of Dr. Peltz's outstanding unvested equity awards granted on or prior to May 15, 2013 other than the restricted stock awards granted in March 2013, which unvested restricted stock awards will accelerate in full; extend the exercise period of certain of Dr. Peltz's option awards, subject to specified limitations; and, to the extent allowed by applicable law and the applicable plan documents, continue to provide Dr. Peltz and certain of his dependents with group health insurance for a period of 18 months.

        If we terminate Dr. Peltz's employment without cause or if Dr. Peltz terminates his employment with us for good reason, in each case within six months prior to or 18 months following a corporate change, we are obligated to: pay Dr. Peltz a lump sum amount equal to his base salary for 24 months; accelerate in full the vesting of all of Dr. Peltz's outstanding equity awards; extend the exercise period of certain of Dr. Peltz's option awards, subject to specified limitations; pay Dr. Peltz his target annual bonus for the year in which he is terminated; and, to the extent allowed by applicable law and the applicable plan documents, continue to provide Dr. Peltz and certain of his dependents with group health insurance for a period of 24 months.

        If under any circumstances we terminate Dr. Peltz's employment without cause or if Dr. Peltz terminates his employment with us for good reason, we are obligated to: engage Dr. Peltz as a consultant for up to 24 months, at his per-diem base salary rate immediately before termination of his employment plus reimbursement of reasonable out-of-pocket expenses, in order to transition Dr. Peltz's responsibilities as our Chief Executive Officer to his successor; and, subject to specified limitations, permit Dr. Peltz to continue to purchase coverage under our group health insurance plan following the expiration of any benefits continuation provided by us as described above until such time as he is eligible for Medicare.

        In the event of a corporate change, regardless of whether Dr. Peltz's employment with us is terminated, we are obligated to accelerate 50% of Dr. Peltz's outstanding unvested option awards granted in May 2013 and 100% of Dr. Peltz's unvested restricted stock awards granted in March 2013.

        Other executive officers.    For our executive officers other than Dr. Peltz, if we terminate an executive officer's employment without cause or if an executive officer terminates his or her employment with us for good reason, each as defined in such executive officer's employment agreement, in each case absent a change in control, or "corporate change", as defined the employment agreement, we are obligated to: pay such executive officer's base salary for a period of 12 months; to the extent allowed by applicable law and the applicable plan documents, continue to provide to such executive officer and certain of his or her dependents with group health insurance for a period of 12 months; and, upon a termination without cause only, accelerate in full the vesting of each executive officer's outstanding unvested restricted stock awards granted in March 2013.

        If we terminate any such executive officer's employment without cause or if such executive officer terminates his or her employment with us for good reason, in each case within three months prior to or 12 months following a corporate change, we are obligated to: pay such executive officer a lump sum amount equal to his or her base salary for 12 months; to the extent allowed by applicable law and the applicable plan documents, continue to provide to such executive officer and certain of his or her dependents with group health insurance for a period of 12 months; accelerate in full the vesting of all outstanding equity awards held by such executive officer; and pay each such executive officer his or her target annual bonus for the year in which he or she is terminated.

        In the event of a corporate change, regardless of whether any executive officer's employment with us is terminated, we are obligated to accelerate 50% of each such executive officer's outstanding unvested option awards granted in May 2013 and 100% of each executive officer's outstanding unvested restricted stock awards granted in March 2013.

        Indemnification.    In addition, we have agreed to indemnify Dr. Peltz and each of our other executive officers in any action or proceeding arising out of his service to us, unless he initiates such action or proceeding. These indemnification obligations may require us, among other things, to indemnify such executive for certain expenses, including attorneys' fees, that are incurred by him or her, and to advance to the executive such expenses upon request.

        Taxation.    To the extent that any severance or other compensation payment to any of our executive officers pursuant to an employment agreement or any other agreement constitutes an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, then such executive officer will receive the full amount of such severance and other payments, or a reduced amount intended to avoid the application of Sections 280G and 4999, whichever provides the executive with the highest amount on an after-tax basis.

  401(k) Retirement Plan

        We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $17,500 in 2014, and have the amount of the reduction contributed to the 401(k) plan. During fiscal 2013, we provided a 20% matching contribution for up to the first 5% of each contributing employee's base salary contributions.

  Rule 10b5-1 Sales Plans

        Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

EQUITY COMPENSATION PLAN INFORMATION

        The four equity incentive plans discussed in this section are the 1998 employee, director and consultant stock option plan, as amended and restated, or the 1998 plan, the 2009 equity and long term incentive plan, as amended, or the 2009 plan, the 2013 stock incentive plan, or the 2013 plan, and the 2013 long-term incentive plan, or the 2013 public company plan.

        Prior to the closing of our initial public offering, we granted awards to eligible participants under the 1998 plan, the 2009 plan and the 2013 plan. Awards granted under these plans prior to our initial public offering remain outstanding under the applicable plan. Any shares of common stock subject to awards under the 2013 plan or 2009 plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased without having been fully exercised or resulting in any common stock being issued will be available for grant under the 2013 public company plan up to a specified number of shares.

        Since the closing of our initial public offering in June 2013, we have granted awards to eligible participants under the 2013 public company plan only.

        The following table sets forth information as of December 31, 2013 with respect to compensation plans under which shares of our common stock are authorized for issuance:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (c)
Equity compensation plans approved by security holders	2,095,592	$20.24	96,917(1)
Equity compensation plans not approved by security holders	—	—	—
Total	2,095,592	$20.24	96,917(1)

(1)
Reflects the total number of shares of our common stock available for issuance under the 2013 public company plan as of December 31, 2013. Immediately prior to our initial public offering, all shares remaining available for future issuance under the 2009 plan and the 2013 plan became available for future issuance under the 2013 public company plan. In August 2008, the 1998 plan expired and since then no further grants of stock options have been made under this plan. All shares available to grant under the 1998 plan automatically transferred to the 2009 plan at that time. Our 2013 public company plan contains an "evergreen" provision, which allows for an annual increase in the number of shares of our common stock available for issuance under the plan on the first day of each fiscal year. The annual increase in the number of shares is equal to the lowest of: (i) 2,500,000 shares of our common stock; (ii) 4% of the number of shares of our common stock outstanding on the first day of the fiscal year; and an amount determined by our Board. On January 1, 2014, 996,540 shares of our common stock were added to the 2013 public company plan pursuant to this provision.

2013 Long Term Incentive Plan

        In May 2013, our Board adopted, and our stockholders subsequently approved, the 2013 public company plan, which became effective immediately prior to the closing of our initial public offering in June 2013. The 2013 public company plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards and other stock-based awards.

        Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2013 public company plan. However, incentive stock options may only be granted to our employees.

        Pursuant to the terms of the 2013 public company plan, our Board has delegated the administration of the plan to our Compensation Committee. Subject to any limitations in the plan, the Compensation Committee selects the recipients of awards and determines:

  •
  the number of shares of our common stock covered by options and the dates upon which the options become exercisable;

  •
  the type of options to be granted;

  •
  the duration of options, which may not be in excess of ten years;

  •
  the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and

  •
  the number of shares of our common stock subject to and the terms of any stock appreciation rights, restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

        In accordance with the terms of the 2013 public company plan, the Compensation Committee has delegated limited authority to our Chief Executive Officer to grant stock options to certain non-executive employees. Our Compensation Committee has fixed the terms of the awards to be granted by such executive officer, including the exercise price of such awards, and the maximum number of shares that may be granted.

        Upon a merger or other reorganization event, our Board may, in its sole discretion, take any one or more of the following actions pursuant to the 2013 public company plan as to some or all outstanding awards other than restricted stock:

  •
  provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation (or an affiliate thereof);

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  upon written notice to a participant, provide that all of the participant's unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant;

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  provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;

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  in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

  •
  provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds.

        Our Board does not need to take the same action with respect to all awards and may take different actions with respect to portions of the same award.

        Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding restricted stock awards will continue for the benefit of the successor company and will, unless our Board may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding restricted stock award will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted stock award.

        At any time, our Board may, in its sole discretion, provide that any award under the 2013 public company plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part.

        No award may be granted under the 2013 public company plan on or after June 3, 2023. Our Board may amend, suspend or terminate the 2013 public company plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

DIRECTOR COMPENSATION

        The following table sets forth information regarding compensation awarded to, earned by or paid to our directors, other than Dr. Peltz, during 2013:

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)		Option awards ($)(2)		All other compensation ($)		Total ($)
Michael Schmertzler	23,819	283,452	&zwsp; (3)	473,736	&zwsp; (4)	—		781,007
Richard Aldrich	20,712	—		157,912	(5)	—		178,624
Axel Bolte	—	—		—		—		—
Soren Carlsen, Ph.D.(*)	—	—		—		—		—
Allan Jacobson, Ph.D.	19,677	403,267	&zwsp; (6)	497,423	&zwsp; (7)	90,000	&zwsp; (8)	1,010,367
Adam Koppel, M.D., Ph.D.	19,677	—		157,912	(9)	—		177,589
Michael Kranda	26,408	62,778	&zwsp; (10)	157,912	&zwsp; (11)	—		247,098
C. Geoffrey McDonough, M.D.	18,123	9,626	(12)	236,868	(13)	—		264,617
Deepa Pakianathan, Ph.D.(*)	—	—		26,256	&zwsp; (14)	—		26,256
David Southwell	27,444	140,190	(15)	236,868	(16)	—		404,502
Peter Svennilson(*)	—	—		7,045	&zwsp; (17)	—		7,045
Jerome Zeldis, M.D., Ph.D.	—	—		—		—		—

(*)
Drs. Carlsen and Pakianathan and Mr. Svennilson resigned from our Board on March 7, 2013.

(1)
The amounts reported in this column represent the pro rata amount of the annual fees earned by directors for the period from and after the closing of our initial public offering in June 2013 to December 31, 2013.

(2)
The amounts reported in these columns represent the aggregate grant date fair value of the stock and options granted to our non-employee directors during 2013 computed in accordance with ASC 718. See Notes 2 and 9 to our audited financial statements for the fiscal year ended December 31, 2013, included in our 2013 Form 10-K. for information regarding assumptions underlying the valuation of equity awards.

(3)
Consists of an aggregate of 26,766 shares of common stock outstanding at December 30, 2013.

(4)
Consists of an aggregate of 60,000 options outstanding at December 30, 2013.

(5)
Consists of an aggregate of 20,000 options outstanding at December 30, 2013.

(6)
Consists of an aggregate of 38,080 shares of common stock outstanding at December 30, 2013.

(7)
Consists of an aggregate of 63,000 options outstanding at December 30, 2013.

(8)
Represents consulting fees received by Dr. Jacobson in connection with his service as chair of our scientific advisory board.

(9)
Consists of an aggregate of 20,000 options outstanding at December 30, 2013.

(10)
Consists of an aggregate of 5,928 shares of common stock outstanding at December 30, 2013.

(11)
Consists of an aggregate of 20,000 options outstanding at December 30, 2013.

(12)
Consists of an aggregate of 909 shares of common stock outstanding at December 30, 2013.

(13)
Consists of an aggregate of 30,000 options outstanding at December 30, 2013.

(14)
Consists of an aggregate of 3,637 options outstanding at December 30, 2013.

(15)
Consists of an aggregate of 13,238 shares of common stock outstanding at December 30, 2013.

(16)
Consists of an aggregate of 30,000 options outstanding at December 30, 2013.

(17)
Consists of an aggregate of 976 options outstanding at December 30, 2013.

Narrative to Director Compensation Table

        In May 2013, in connection with our initial public offering, our Board approved a new compensation policy for our non-employee directors. This policy provides for the following compensation for our non-employee directors, effective upon the closing of our initial public offering:

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  an annual retainer for board service of $35,000;

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  for any newly elected non-employee director, an option grant to purchase 20,000 shares of our common stock, which option vests annually over three years;

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  an annual option grant to purchase 10,000 shares of our common stock, which option vests in full on the first anniversary of the date of grant;

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  for our Chair of the Board, an additional annual option grant to purchase 10,000 shares of our common stock, which option vests in full on the first anniversary of the date of grant;

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  for members of our Audit Committee, an additional annual retainer of $8,000 ($16,000 for the Chair);

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  for members of our Compensation Committee, an additional annual retainer of $5,000 ($10,000 for the Chair); and

  •
  for members of our Nominating and Corporate Governance Committee, an additional annual retainer of $3,000 ($6,000 for the Chair).

        The stock options granted to our non-employee directors have an exercise price equal to the fair market value of our common stock on the date of grant and expire ten years after the date of grant, subject to the director's continued service to us.

        Each member of our Board is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee on which he serves.

        Prior to the closing of our initial public offering in June 2013, our non-employee directors were generally compensated for their services on our Board in the form of option grants. The option grants reported in the Director Compensation table were awarded prior our initial public offering. In addition, in March 2013, as reported in the Director Compensation table, certain directors were granted a restricted stock award. Half of each restricted stock award vested in March 2014 and the remaining half of each award will vest in March 2015.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Stockholder Proposals to be Included in the 2015 Proxy Statement

        To be considered for inclusion in the proxy statement relating to the annual meeting of stockholders to be held in 2015, we must receive stockholder proposals no later than December 29, 2014, which is a date no less than 120 calendar days before the date on which our proxy statement was released to stockholders in connection with this year's Annual Meeting. If the date of next year's annual meeting is changed by more than 30 days from the anniversary date of this year's annual meeting on June 10, 2014, then the deadline is a reasonable time before we begin to print and mail proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with the rules and regulations governing the solicitation of proxies.

Stockholder Proposals to be Brought Before the 2015 Annual Meeting (not included in the proxy statement)

        Our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to our Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice of the stockholder's intention to bring such business before the meeting in proper form.

        We must receive written notice of stockholder proposals (including director nominations) intended to be presented at the 2015 annual meeting of stockholders but that will not be included in the proxy statement by February 10, 2015, but not before March 12, 2015, which is not less than 90 days nor more than 120 days prior to the first anniversary of this year's annual meeting. However, in the event that the date of next year's annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of this year's annual meeting, we must receive written notice of stockholder proposals no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

        Any proposals we do not receive in accordance with the above standards will not be voted on at the 2015 annual meeting. The foregoing time limits also apply to determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. These rules are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement. In addition, stockholders are required to comply with any applicable requirements of the Exchange Act and the rules and regulations thereunder.

  Content of Notices of Stockholder Proposals to be Brought Before the Annual Meeting

        Each stockholder's notice for a proposal must be timely given to our Secretary at the address of our principal executive offices. The requirements for a stockholder notice are more fully set forth in Sections 1.10 and 1.11 of our bylaws, and the following summary is qualified by reference to the applicable sections of our bylaws.

        Each notice generally is required to set forth certain information as to each matter proposed to be brought before an annual meeting and must meet other requirements specified in our bylaws, as determined by us, including, but not limited to, (1) a brief description of the business the stockholder desires to bring before the meeting (including the exact text of any resolutions proposed for consideration) and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on our stock transfer books, of the stockholder proposing such business, (3) the class and number of shares beneficially owned by the stockholder making the proposal, (4) the names and addresses of the beneficial owners of any of our capital stock registered in such stockholder's name, and the class and number of our shares so owned, (5) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of our shares beneficially owned by such other stockholders, and (6) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

        For director nominations, a stockholder's notice to the Secretary generally must set forth further information specified in our bylaws, as determined by us, as to each person proposed to be nominated, including, but not limited to, (1) the name, age, business and residence address of such person, (2) the principal occupation of such person, (3) the class and number of our shares which are beneficially owned by such person on the date of such stockholder notice, and (4) the consent of each director nominee to serve as a director if elected. The notice must also set forth as to the stockholder giving the notice a description of all arrangements or understandings between such stockholder and each director nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by such stockholder.

HOUSEHOLDING OF PROXIES

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, (1) you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials in the future or (2) you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Director, Corporate Communications, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080 or via e-mail at irpr@ptcbio.com.

OTHER MATTERS

        As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

        Your vote is important. Please vote your proxy promptly so your shares are represented, even if you plan to attend the Annual Meeting. You may vote by Internet, by telephone, by requesting a printed copy of the proxy materials and using the enclosed proxy card or in person at the Annual Meeting. Your cooperation in giving this your immediate attention will be appreciated.

        You may obtain a copy of our Annual Report on Form 10-K for fiscal 2013, as filed with the SEC, except exhibits, without charge upon written request to Director, Corporate Communications, PTC Therapeutics, Inc., 100 Corporate Court, South Plainfield, New Jersey 07080.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2013 Annual Report are available at www.proxyvote.com.

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PTC THERAPEUTICS, INC.

Annual Meeting of Stockholders

June 10, 2014  10:00 a.m., Eastern Time

Proxy Solicited by the Board of Directors

The undersigned hereby appoints Stuart W. Peltz, Shane Kovacs and Mark E. Boulding, and each of them, proxies for the undersigned, with full power of substitution, and hereby authorizes them to represent and vote all shares of common stock of PTC Therapeutics, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the company to be held on June 10, 2014 at 10:00 a.m., Eastern Time at the Embassy Suites, 121 Centennial Ave., Piscataway Township, NJ 08854 or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and any other matter that may properly come before the meeting.

This proxy, when properly executed, will be voted as specified herein. If no specification is made, this proxy will be voted FOR the election of each of the director nominees listed under proposal 1 and FOR proposal 2.

If any other matters are voted on at the meeting, this proxy will be voted by the proxies on such matters in their sole discretion.

Address Changes/Comments:

`
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
Continued and to be signed on reverse side

[BLACK AND WHITE PTC LOGO] PTC Therapeutics, Inc. 100 Corporate Court South Plainfield, NJ 07080

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your proxy materials and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PTC THERAPEUTICS, INC. The Board of Directors recommends you vote FOR each of the following director nominees:	For All [ ]	Withhold All [ ]	For All Except [ ]	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

01) Stuart W. Peltz, Ph.D.
02) Jerome B. Zeldis, M.D., Ph.D.
03) Ronald C. Renaud, Jr.

The Board of Directors recommends you vote FOR proposal 2:				For	Against	Abstain

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.				[ ]	[ ]	[ ]

NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.		[ ]

Please indicate if you plan to attend this meeting	[ ]	[ ]
	Yes	No

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date